Exhibit 10.6

Execution Version

CREDIT AND SECURITY AGREEMENT

by and among

PALCO LVS 6 LP,

as the Borrower and the Program Manager

UMB BANK, NATIONAL ASSOCIATION,

not in its individual capacity, but solely as trustee for

PAL CL Trust 1

as the Trust,

BANCO SANTANDER S.A., NEW YORK BRANCH AND THE OTHER FINANCIAL

INSTITUTIONS FROM TIME TO TIME PARTY HERETO

as Lenders

and

BANCO SANTANDER S.A., NEW YORK BRANCH,

as Administrative Agent

Dated as of December 12, 2025

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APPENDICES

Appendix A	Definitions

SCHEDULES

SCHEDULE 6.01(l)	List of Offices of the Borrower where Records are Kept and Changes in Borrower Information
SCHEDULE 12.02	Notice Addresses

EXHIBITS

Exhibit A	Form of Borrowing Request
Exhibit B	Form of Note
Exhibit C	Closing List
Exhibit D	Reserved
Exhibit E	Information to be Included in the Schedule of Pledged Consumer Loans
Exhibit F	Form of Assignment and Acceptance
Exhibit G	Eligible Consumer Loan Forms
Exhibit H	Form of Monthly Report
Exhibit I	Program Requirements
Exhibit J	Form of Compliance Certificate
Exhibit K	Form of Reconciliation Email
Exhibit L-1	Form of Tax Compliance Certificate (Non-Partnership Lenders)
Exhibit L-2	Form of Tax Compliance Certificate (Non-Partnership Participants)
Exhibit L-3	Form of Tax Compliance Certificate (Partnership Participants)
Exhibit L-4	Form of Tax Compliance Certificate (Partnership Lenders)

iii

CREDIT AND SECURITY AGREEMENT

PREAMBLE

This CREDIT AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, and including all Appendices, Schedules and Exhibits hereto, this “Agreement”) is made as of December 12, 2025, by and among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee (in such capacity, the “Trustee”) for PAL CL Trust 1, a New York common law trust (the “Trust”), BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”), and the other financial institutions from time to time party hereto as lenders (together with the Initial Lender, the “Lenders”). Unless otherwise indicated, capitalized terms used in this Agreement are defined in, and this Agreement shall be interpreted in accordance with the provisions of, Appendix A (Definitions) to this Agreement.

BACKGROUND

1.	The Borrower owns of the Equity Interest of the Trust.

2.	From and after the Closing Date, the Trustee intends to purchase Consumer Loans from the Seller on behalf of the Trust.

3.	The Borrower intends to finance the Trustee’s purchase of Consumer Loans as provided herein by requesting Advances from the Lenders.

4.	The Borrower may request, from time to time, and the Lenders shall, in each case subject to the terms and conditions contained in this Agreement, make Advances to the Borrower.

5.	The Borrower has requested that Prosper Funding LLC act, and Prosper Funding LLC has agreed to act, as servicer of the Pledged Consumer Loans.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

ADVANCES

Section 1.01 Advances.

(a) Upon the terms and subject to the conditions hereinafter set forth, the Lenders shall, severally but not jointly, from time to time prior to the earlier of (i) the occurrence of an Amortization Event or (ii) December 12, 2026 (the “Revolving Period End Date”), make loans to the Borrower secured by the Collateral (each such loan, an “Advance”); provided, however, that, no such Advance shall cause (a) the aggregate outstanding Loan Amount to exceed the lesser of the Program Limit and the Borrowing Base or (b) the outstanding Loan Amount for any Lender to exceed such Lender’s Percentage of the Program Limit. If at any time there is more than one Lender, each such Lender shall lend its Percentage of each requested Advance.

(b) Notwithstanding the foregoing, subject to the terms and conditions hereof, from time to time during the Revolving Period, the Lenders may, in their sole and absolute discretion, make Advances requested by the Borrower that would cause the aggregate outstanding Loan Amount to exceed the then applicable Program Limit on such date; provided that, after giving effect to any Advances pursuant to this Section 1.01(b), the aggregate outstanding Loan Amount shall not exceed the Maximum Commitment Amount.

(c) The Borrower acknowledges and agrees that notwithstanding anything in this Agreement to the contrary, the Borrower shall use the proceeds of each Advance solely to finance the purchase of Eligible Consumer Loans by the Trustee pursuant to the Purchase and Sale Agreement on the date of such Advance.

(d) Each Lender that is a party to this Agreement on the Closing Date hereby represents and warrants that it is a Qualified Purchaser.

Section 1.02 Borrowing Procedures.

(a) Borrowing Request. Each Advance to be made hereunder shall be requested upon the Borrower’s submission to the Administrative Agent of (i) an excel file showing the approximate amount of Pledged Consumer Loans to be added and a computation of the Borrowing Base on a pro forma basis, by no later than 4:00 p.m. (New York City time) two Business Days prior to the requested Borrowing Date, and (ii) a Borrowing Request, substantially in the form of Exhibit A (Form of Borrowing Request) (each such request, a “Borrowing Request”) and a Monthly Report which will include (1) a computation of the Borrowing Base, on a pro forma basis, after giving effect to the Advance to be made on the proposed Borrowing Date and (2) an updated Schedule of Pledged Consumer Loans reflecting the information set forth on Exhibit E (Information to be Included in the Schedule of Pledged Consumer Loans) for each Consumer Loan that is to be acquired or otherwise funded with the proceeds of such Advance, by no later than 5:00 p.m. (New York City time) one Business Day prior to the requested Borrowing Date, and the Administrative Agent shall promptly transmit such Borrowing Request and Monthly Report to each Lender. Up to three Advances will be permitted during any given week. Each Borrowing Request shall specify (A) the amount requested to be advanced by the Lenders (which amount shall be in a minimum amount of       ), (B) the proposed Borrowing Date, and (C) that all prerequisite conditions for the making of such Advance have been, or will be, satisfied. Each Borrowing Request shall be accompanied by the Schedule of Pledged Consumer Loans (or pro forma supplement thereto) that provides all applicable information required by such schedule with respect to each Consumer Loan that is to be acquired or otherwise funded with the proceeds of such Advance. Each such Borrowing Request shall be deemed to be a request by the Borrower to each Lender to fund such Lender’s Percentage of the requested Advance.

(b) Funding. On each Borrowing Date, upon satisfaction of the applicable conditions set forth in Article V (Conditions of Borrowings) below, and subject to Section 1.01 (Advances) above, the Lenders shall disburse their respective Percentages of such Advance in U.S. Dollars and immediately available funds to the Administrative Agent no later than 1:00 p.m. (New York City time) on the Borrowing Date, and the Administrative Agent will disburse such funds to the Seller Deposit Account, or such other account approved by the Administrative as set forth on the Borrowing Request on behalf of the Borrower.

Section 1.03 Grant of Security Interest.

(a) The Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and continuing first priority (subject to Liens permitted by this Agreement) lien and security interest in all right, title and interest of the Borrower in, to and under the Collateral, whether now owned or existing or hereafter acquired or arising. Such lien and security interest shall secure all of the Borrower’s Obligations to the Secured Parties (monetary or otherwise) hereunder and under the other Transaction Documents to which the Borrower is a party, including, without limitation, the payments on the Note, the payment of all Indemnified Amounts, and the obligation of the Borrower to cause the Servicer to remit all Collections, if any, for deposit into the Collection Account (such secured obligations are hereinafter sometimes collectively referred to as the “Secured Obligations”). The Administrative Agent hereby accepts the foregoing grant of a security interest in the Collateral, and agrees to hold such security interest for the benefit of the Secured Parties pursuant to the terms of this Agreement. This Agreement constitutes a security agreement within the meaning of the UCC.

(b) The parties acknowledge and agree that the foregoing grant of a security interest includes a collateral assignment to the Administrative Agent, for the benefit of the Secured Parties, of all of the Borrower’s right, title and interest in, to and under the Servicing Agreement and the other Transaction Documents to which the Borrower is a party, and the Borrower agrees that the Administrative Agent (on behalf of the Secured Parties) has the right, at any time after the occurrence and during the continuance of an Event of Default, to give or withhold consents, directions, demands, extensions or waivers (in each case, on behalf of the Borrower) under or with respect to, and the right to take such actions necessary to maintain in full force and effect, the Servicing Agreement and the other Transaction Documents, in each case to the extent applicable to the Pledged Consumer Loans and the other Collateral. In furtherance of the foregoing, the Borrower hereby grants to the Administrative Agent a power of attorney to be used at any time, in the Administrative Agent’s sole discretion following the occurrence and during the continuance of an Event of Default, to act in the Borrower’s name and on the Borrower’s behalf with respect to such matters set forth above in this Section 1.03(b).

(c) The Borrower acknowledges that the foregoing grant of a security interest in the Collateral is intended to grant a security interest in all of the Borrower’s assets (except to the extent expressly excluded in the definition of Collateral). The Borrower hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments (including continuation statements) thereto that (a) indicate the Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organizational identification number issued to the Borrower.

(d) To secure the payment and performance of the Secured Obligations, Trustee, at the direction of Borrower, hereby grants to Administrative Agent, for the benefit of itself and the other Secured Parties, a valid, perfected and continuing first priority (subject to Liens permitted by this Agreement) Lien upon all of Trustee’s right, title, and interest, whether now owned or existing or hereafter from time to time acquired or coming into existence, in, to, and under all of the Trust’s assets, including: (i) all of the Trust’s interests in Pledged Consumer Loans and all amounts due or to become due from or on behalf of each Obligor under each Pledged Consumer Loan, (ii) the Purchase and Sale Agreement, the Servicing Agreement and the Back-up Servicing Agreement and all rights, remedies, powers, privileges, and claims under those contracts, (iv) all of the Trust’s Accounts, General Intangibles, Chattel Paper, Instruments, Documents, Goods, money and any rights to the payment of money or other forms of consideration of any kind, deposit accounts, investment property, letters of credit, Letter-of-Credit Rights, Contract Rights, Contracts, Supporting Obligations, Equipment, Inventory, Fixtures, Computer Hardware, Software, securities, Permits, intellectual property, and oil, gas and other minerals, (v) all other personal property and other types of property of the Trust, including all of the books and records of the Trust and (vi) all Proceeds of all of the foregoing and all other types of property of the Trust (collectively, the “Trust Collateral”). Capitalized terms in clauses (iv) and (vi) above shall have the meaning assigned to such terms in the UCC.

ARTICLE II

THE FACILITY

Section 2.01 Note. The Advances of the Lenders shall be evidenced by a promissory note upon request by the Lenders (as from time to time supplemented, extended, amended or replaced, the “Note”), and to be substantially in the form set forth in Exhibit B (Form of Note) and dated as of the Closing Date, with additional appropriate insertions to be made on each Borrowing Date, payable to the order of the Administrative Agent, on behalf of the Lenders, in the maximum principal amount equal to the Program Limit (or, if less, in the aggregate unpaid principal amount of all of the Advances made by the Lenders) on the Final Maturity Date or such other earlier date(s) as is specified herein. The aggregate Loan Amount shall be paid from time to time as set forth in Sections 2.03 (Repayments and Prepayments) and 3.03 (Distributions from the Collection Account). The Administrative Agent, on behalf of the Lenders, shall record in its records the date and amount of each Advance made hereunder, each repayment thereof, and other information it deems appropriate. The Loan Amount so recorded shall be presumptive evidence of the principal amount owing and unpaid on the Note. The failure to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of the Borrower hereunder or under the Note to repay the Loan Amount, together with all interest accruing thereon, as set forth in this Agreement.

Section 2.02 Interest on Advances.

(a) Interest Rates. Each Advance shall accrue interest for the period from and including the Borrowing Date of such Advance to but excluding the date such Advance shall be paid in full at a per annum rate equal to the Interest Rate for such Advance for the Interest Period therefor, which interest shall be payable as set forth in Section 2.02(b) (Interest Settlement Dates) below, based upon calculations performed by the Administrative Agent; provided, however, that (i) as provided in Section 8.01 (Amortization Events), for any day while an Amortization Event exists (other than an Amortization Event caused by Section 8.01(f)), if so designated by the Administrative Agent, by notice in writing to the Borrower, the rate of interest on the Advances shall be a per annum rate equal to the Amortization Rate, and (ii) subject to Section 8.03 (Remedies upon an Event of Default) below, for any day while an Event of Default exists, if so designated by the Administrative Agent, by notice in writing to the Borrower, the rate of interest on the Advances shall be a per annum rate equal to the Default Rate.

(b) Interest Settlement Dates. Except as otherwise expressly provided herein, interest accrued on the Loan Amount shall be paid on each Settlement Date and the Final Maturity Date.

Section 2.03 Repayments and Prepayments. The Borrower shall repay in full the Loan Amount on the Final Maturity Date. In addition, the Borrower:

(a) shall, subject to clause (c) below and without requiring the prior consent of the Lenders or the Administrative Agent, on any Settlement Date or on the closing date of any Permitted Release pursuant to Section 12.15 (Permitted Releases) below on which the Loan Amount exceeds the Borrowing Base after giving effect to payments to be made on the related Settlement Date pursuant to Section 3.03(a) (Distributions Prior to an Amortization Event, an Event of Default, or the Final Payout Date) below, prepay the Loan Amount in an amount equal to such excess;

(b) may, if any Affected Party requests compensation under Section 4.02 (Increased Costs; Capital Adequacy) below or if the Borrower is required to pay additional amounts to any Affected Party or any Governmental Authority for the account of any Affected Party pursuant to Section 2.06 (Taxes) below, on any Business Day within 30 days of such event, by giving at least five Business Days’ prior written notice to the Administrative Agent and the related Lender, make a voluntary prepayment in whole (but not in part) of the outstanding principal amount of, plus accrued and unpaid interest on, such Lender’s outstanding Advances together with all other amounts due and owing to such Lender under the Transaction Documents; provided, however, that, notwithstanding anything to the contrary, all such amounts shall be paid solely to such Lender and shall not be allocated to any other Lender;

(c) may, on any Settlement Date on which the Loan Amount exceeds the Borrowing Base, after giving effect to payments to be made on the related Settlement Date pursuant to Section 3.03(a) (Distributions Prior to an Amortization Event, an Event of Default, or the Final Payout Date) below, in lieu of (or in addition to) making any prepayment in accordance with Section 2.03(a) above to cure such excess, contribute additional Included Consumer Loans in an amount such that the Borrowing Base shall equal or exceed the Loan Amount, upon such contribution, such Included Consumer Loans shall be Collateral hereunder without any further action by the Administrative Agent or the Lenders; provided that, immediately prior to and immediately after giving effect to such contribution, (i) no Amortization Event or Event of Default exists, and (ii) each of the representations, warranties, covenants and agreements made or deemed to be made by the Borrower or the Trustee under or in connection with this Agreement and/or the Transaction Documents to which they are parties, is true and correct in all material respects as of such Settlement Date; and

(d) may prepay the Obligations in whole or in part on any Business Day after the Closing Date and prior to the Final Maturity Date; provided that, immediately prior to and immediately after giving effect to such prepayment, (i) no Amortization Event or Event of Default exists, and (ii) each of the representations, warranties, covenants and agreements made or deemed to be made by each of the Borrower or the Trustee under or in connection with this Agreement and/or the Transaction Documents to which they are parties, is true and correct in all material respects as of such Settlement Date. The applicable Obligations to be prepaid as provided in this Section 2.03(d) (Repayments and Prepayments) shall include, without limitation, (i) all or some of the outstanding Advances made prior to such prepayment date, plus (ii) accrued and unpaid interest on all such Advances being prepaid on such prepayment date, plus (iii) any unpaid fees, expenses and indemnities required to be paid by Borrower under this Agreement and all other unpaid Obligations (other than indemnity obligations of Borrower under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) in relation to such Obligations to be prepaid on the prepayment date. The Borrower shall give the Administrative Agent and the Collateral Agent written notice of the proposed prepayment not less than five (5) Business Days in advance of the proposed prepayment date.

Each of the foregoing repayments and prepayments, as applicable, shall be deposited into the Collection Account and be immediately applied by the Administrative Agent in accordance with Section 3.03 (Distributions from the Collection Account).

Upon the Administrative Agent’s receipt of a prepayment of the Loan Amount pursuant to this Section 2.03 related to any Pledged Consumer Loan that is subject to a Permitted Release in accordance with Section 12.15 (Permitted Releases) below, (i) all right, title and interest of the Administrative Agent, on behalf of the Secured Parties, in, to and under such Pledged Consumer Loan shall terminate and revert to the Borrower, its successors and assigns and (ii) thereafter such Pledged Consumer Loan shall not constitute Collateral. The Administrative Agent and the Lenders agree and acknowledge that no releases of financing statements or other recorded evidence of the right, title and interest of the Administrative Agent, on behalf of the Secured Parties, shall be necessary to effect the release thereof; provided, however, that, the Administrative Agent shall promptly authorize the filing of any such releases of financing statements and take such actions as may be reasonably requested by the Borrower to evidence termination of the Lien created hereby with respect to the Pledged Consumer Loans released pursuant to this Section 2.03 at the Borrower’s sole expense. The Borrower, each Lender, the Administrative Agent and the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any event that would give rise to a prepayment obligation pursuant to this Section 2.03. For the avoidance of doubt, all prepayments pursuant to this Agreement shall be subject to the payment of any Breakage Costs as set forth in Section 4.03 (Funding Indemnification) below, except for any payments and prepayments in connection with a Permitted Release.

Section 2.04 General Procedures. The Loan Amount shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrative Agent for the purpose of paying such principal. No principal or interest shall be considered paid by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

Section 2.05 Characterization of Note. The Borrower and the Lenders agree to treat the Note for federal, state and local income and franchise tax purposes, and for book purposes, as indebtedness.

Section 2.06 Taxes.

(a) Defined Terms. For purposes of this Section 2.06, the term “applicable law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the applicable Borrower) requires the deduction or withholding of any Tax from any such payment by the Borrower, then the Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.06) the applicable Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority, in accordance with applicable law, or at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by the Borrower. The Borrower shall indemnify each Lender and the Administrative Agent within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.06) payable or paid by such Lender or the Administrative Agent or required to be withheld or deducted from a payment to such Lender or the Administrative Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.01 (Assignments) below relating to the maintenance of the Register or Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Transaction Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.06(e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.06(e), the Borrower (which, in the case of the Trust, shall be the Program Manager on behalf of the Trust) shall deliver to the Lenders the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lenders.

(g) Status of Lenders.

(i)

Each Lender, if entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document, shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.06(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)	Without limiting the generality of the foregoing,

(A)

any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Borrower) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)	executed copies of IRS Form W-8ECI;

(3)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 (Form of Tax Compliance Certificate (Non-Partnership Lenders)) to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(4)

to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 (Form of Tax Compliance Certificate (Non- Partnership Participants)) or Exhibit L-3 (Form of Tax Compliance Certificate (Partnership Participants)), IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 (Form of Tax Compliance Certificate (Partnership Lenders)) on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the Borrower or the Administrative Agent) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.06 (including by the payment of additional amounts pursuant to this Section 2.06), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.06 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Survival. Each party’s obligations under this Section 2.06 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Obligations and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.07 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Transaction Document:

(a) If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (i) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document, and (ii) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document.

(b) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Borrower, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Documents.

(c) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent demonstrable error and may be made in its reasonable good faith discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.07.

(d) At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a SOFR Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

ARTICLE III

SETTLEMENTS

Section 3.01 Collection Account.

(a) Accounts. The Program Manager shall establish the Collection Account on or before the Closing Date, which account shall be an account maintained at and segregated on the books and records of the Account Institution in accordance with the Account Control Agreement, dated as of the date hereof, among the Borrower, the Administrative Agent and the Account Institution. The Collection Account shall be subject to the sole dominion and control (as defined in Section 8-106 or 9-104, as applicable, of the UCC) of the Administrative Agent, on behalf of the Secured Parties, and neither the Borrower nor the Servicer shall have withdrawal rights therefrom. All amounts in the Collection Account and all investments made with such amounts, including all income and other gains from such investments, shall be held by the Account Institution for the benefit of the Secured Parties as part of the Collateral. On the Final Payout Date, upon the Account Institution’s receipt of notice from the Administrative Agent that all Secured Obligations have been paid in full, any funds remaining in the Collection Account shall be released to the Borrower or its designee and control over the Collection Account shall revert to the Borrower. The Administrative Agent agrees to provide such notice promptly following the Final Payout Date and the payment in full of all Secured Obligations.

(b) Investments. If the Collection Account is a securities account, amounts in the Collection Account shall be invested and reinvested by the Administrative Agent in Eligible Investments as directed in writing by the Program Manager. Absent direction from the Program Manager, amounts in the Collection Account shall remain uninvested. Any income or other gains realized from such Eligible Investments invested through funds from the Collection Account shall be deposited by the Administrative Agent in the Collection Account on or prior to the last day of the Collection Period in which they were received and shall be deemed to constitute a portion of the Available Funds for the related Settlement Date. Subject to the foregoing sentence and the other provisions of this Agreement, any Investment Earnings shall be for the account of the Borrower and the Borrower agrees to report as its income for financial reporting and tax purposes (to the extent reportable) any Investment Earnings on amounts in the Collection Account.

(c) Lenders Not Liable. Neither the Administrative Agent nor any Lender shall in any way be held liable by reason of any insufficiency in the Collection Account resulting from losses on any investments made in the Collection Account in accordance with Section 3.01(b) (Investments) above, if applicable.

Section 3.02 Collection of Moneys and the Collection Account. The Program Manager shall cause the deposit of, or direct the Servicer to deposit, any net Collections into the Collection Account as required by the terms of the Servicing Agreement. If, at any time, any of the Borrower, the Trustee or any Affiliate of the Borrower or the Trustee shall receive any Collections, such Person shall hold such Collections for the benefit of the Secured Parties and, upon identification thereof, shall segregate such Collections from the other property of such Person and shall, within two Business Days after receipt and identification thereof, deliver such Collections in the form received (endorsed as necessary for transfer) to the Servicer for deposit in the Collection Account.

Section 3.03 Distributions from the Collection Account.

(a) Distributions Prior to an Amortization Event, an Event of Default, or the Final Payout Date. Along with the delivery of a Monthly Report, the Program Manager shall submit to the Administrative Agent a notice via electronic mail indicating the Program Manager’s determination of how the Available Funds with respect to the related Settlement Date should be applied on such Settlement Date in accordance with Section 3.03 (such notice, which shall be in substantially the form attached hereto as Exhibit K (the “Reconciliation E-Mail”). The Administrative Agent shall use commercially reasonable efforts to respond to each Reconciliation

E-Mail by the end of the Business Day following the Administrative Agent’s receipt thereof (the “Response E-Mail”) which response shall state whether the Administrative Agent agrees with the Reconciliation E-Mail (which agreement (i) shall not be deemed to be an agreement by any Lender as to the accuracy of the information contained therein and (ii) shall not constitute a waiver, amendment or impairment of, or otherwise affect, any rights of any Lender under this Agreement). If the Response E-Mail states the Administrative Agent’s agreement with the Program Manager’s determination set forth in the Reconciliation E-Mail, the Available Funds for each Settlement Date, prior to the occurrence of an Amortization Event, an Event of Default, or the Final Payout Date, on deposit in the Collection Account on such Settlement Date shall be disbursed by the Account Institution from the Collection Account and applied on such Settlement Date in the following order of priority:

first, to each of the Trustee and the Account Institution, any accrued and unpaid fees and any other amounts due and owing to each of the Trustee and the Account Institution on such date; provided, that the cumulative fees, expenses and other payments payable to the Account Institution pursuant to this clause shall be limited to a total of      in the aggregate in each calendar year;

second, to (i) the Back-Up Servicer and the Verification Agent, an amount sufficient to pay the Back-Up Servicer’s Fee and the Verification Agent Fee with respect to the preceding Collection Period, pro rata, in proportion to the amount owed to each such Person in accordance with this Agreement and the other Transaction Documents on such date; plus any due and accrued expenses and indemnities payable to the Back-Up Servicer and the Verification Agent; provided, that the cumulative expenses and other payments payable to the Back-Up Servicer and the Verification Agent pursuant to this clause shall be limited to a total of      on each Settlement Date and (ii) any Transition Costs;

third, to the Servicer, an amount equal to the Servicing Compensation and any other fees payable to the Servicer pursuant to Section 3.06 of the Servicing Agreement (or Section 4.01 of the Successor Servicing Agreement) with respect to the preceding Collection Period; plus, in the case of the successor Servicer, due and accrued expenses and indemnities payable to the successor Servicer under the Successor Servicing Agreement; provided, that the cumulative expenses and other payments payable to the Servicer pursuant to this clause shall be limited to a total of      on each Settlement Date;

fourth, an amount equal to all interest accrued at the applicable Interest Rate in respect of the Loan Amount for the related Interest Period (including any adjustments made pursuant to the proviso to Section 2.02(a) (Interest Rates) above and any accrued and unpaid amounts) shall be paid to the Administrative Agent, for distribution to each Lender on such date, pro rata, in proportion to the amount of accrued interest owed to each Lender;

fifth, the Unused Fee due and owed on such Settlement Date shall be paid to the Administrative Agent for distribution to each Lender on such date, pro rata pursuant to their respective portion of the Loan Amount;

sixth, the Principal Payment Amount shall be paid to the Administrative Agent, for distribution to each Lender, pro rata, based on the Loan Amount held by such Lender, to be applied to the reduction of the Loan Amount on such date;

seventh, an amount equal to any other amounts due and owing to the Administrative Agent, each Lender, any Affected Party, any Indemnified Party, or any Secured Party pursuant to this Agreement or the other Transaction Documents shall, in each case, be paid to the Administrative Agent, for distribution to each Lender, such Affected Parties, such Indemnified Parties, or such Secured Parties, as the case may be, pro rata, in proportion to the amount owed to each such Person in accordance with this Agreement and the other Transaction Documents on such date;

eighth, an amount equal to any other amounts due and owing to the Trustee, the Account Institution, the Servicer, the Verification Agent or the Back-Up Servicer pursuant to this Agreement or the other Transaction Documents, pro rata, in proportion to the amount owed to each such Person in accordance with this Agreement and the other Transaction Documents on such date; and

ninth, to the lenders under the Subordinated Loan Agreement, amounts due to such lenders pursuant to the Subordinated Loan Agreement; and

tenth, so long as no Amortization Event or Event of Default shall have occurred and be continuing or would result from the release of any remaining amounts, any such remaining amounts may, at the Borrower’s election, (i) be released to the Borrower or its designee, (ii) distributed to Sponsor in respect of its membership interest in the Borrower which distribution shall be allocated first to the amount of the Retained Interest described in Section 6.05 or (iii) be applied to the reduction of the related Loan Amount on such date.

If the Administrative Agent does not agree with the terms in the Reconciliation E-Mail, the Administrative Agent will notify the Program Manager regarding its comments and the parties will then discuss the appropriate terms. Once the Administrative Agent and the Program Manager have agreed to the terms regarding the application of such Available Funds, the Program Manager shall submit a revised Reconciliation E-Mail with respect to the application of the Available Funds, and the Available Funds for such Settlement Date shall be disbursed by the Account Institution from the Collection Account and applied on such Settlement Date in the order of priority set forth in this Section 3.03(a).

(b) Distributions Following an Amortization Event or an Event of Default, or on the Final Payout Date. On the Final Payout Date or following the designation of an Amortization Event or an Event of Default, along with the delivery of a Monthly Report, the Program Manager shall submit to the Administrative Agent a Reconciliation E-Mail. The Administrative Agent shall use commercially reasonable efforts to deliver the Response Email by the end of the Business Day following the Administrative Agent’s receipt thereof, which response shall state whether the Administrative Agent agrees with the Reconciliation E-Mail (which agreement (i) shall not be deemed to be an agreement by any Lender as to the accuracy of the information contained therein and (ii) shall not constitute a waiver, amendment or impairment of, or otherwise affect, any rights of any Lender under this Agreement). If the Response E-Mail states the Administrative Agent’s agreement with the Program Manager’s determination set forth in the Reconciliation E-Mail, the Available Funds for each Settlement Date on deposit in the Collection Account on such Settlement Date shall be disbursed by the Account Institution from the Collection Account and applied on such Settlement Date in the following order of priority:

first, to each of the Trustee and the Account Institution, any accrued and unpaid fees and any other amounts due and owing to each of the Trustee and the Account Institution;

second, to the Back-Up Servicer and the Verification Agent, an amount sufficient to pay the Back-Up Servicer’s Fee, any Transition Costs and the Verification Agent Fee with respect to the preceding Collection Period plus any other expenses and indemnities payable to the Back-Up Servicer or Verification Agent, pro rata, in proportion to the amount owed to each such Person in accordance with this Agreement and the other Transaction Documents on such date;

third, to the Servicer, an amount equal to the Servicing Compensation and any other fees payable to the Servicer pursuant to Section 3.06 of the Servicing Agreement and in the case of the Successor Servicer, any expenses and indemnities due and payable to the successor Servicer with respect to the preceding Collection Period;

fourth, an amount equal to all interest accrued at the applicable Interest Rate in respect of the Loan Amount for the related Interest Period (including any adjustments made pursuant to the proviso to Section 2.02(a) (Interest Rates) above and any accrued and unpaid amounts) shall be paid to the Administrative Agent, for distribution to each Lender on such date, pro rata, in proportion to the amount of accrued interest owed to each Lender;

fifth, all remaining amounts shall be paid to the Administrative Agent, for distribution to each Lender, pro rata, based on the Loan Amount held by such Lender, to be applied to the reduction of the Loan Amount to zero on such date;

sixth, an amount equal to any other amounts due and owing to the Administrative Agent, each Lender, any Affected Party, any Indemnified Party, any Secured Party, the Trustee, the Account Institution, the Servicer, the Verification Agent or the Back-Up Servicer pursuant to this Agreement or the other Transaction Documents shall, in each case, be paid to the Administrative Agent, for distribution to each applicable party, as the case may be, pro rata, in proportion to the amount owed to each such Person in accordance with this Agreement and the other Transaction Documents on such date; and

seventh, all remaining amounts, if any, may, at the Borrower’s election, (i) be released to the Borrower or its designee or (ii) distributed to Sponsor in respect of its membership interest in the Borrower which distribution shall be allocated first to the amount of the Retained Interest described in Section 6.05 and, on the Final Payout Date, control over and ownership of the Collection Account shall revert to the Borrower.

If the Administrative Agent does not agree with the terms in the Reconciliation E-Mail, the Administrative Agent will notify the Program Manager regarding its comments and the parties will then discuss the appropriate terms. Once the Administrative Agent and the Program Manager have agreed to the terms regarding the application of such Available Funds, the Program Manager shall submit a revised Reconciliation E-Mail with respect to the application of the Available Funds, and the Available Funds for such Settlement Date shall be disbursed by the Account Institution from the Collection Account and applied on such Settlement Date in the order of priority set forth in this Section 3.03(b).

Section 3.04 Payments and Computations, Etc.

(a) Payments. All amounts to be paid or deposited by the Borrower to the Administrative Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. (New York City time) on the day when due in U.S. Dollars in same day funds, to the Administrative Agent’s Account.

(b) Late Payments. The Borrower shall, to the extent permitted by law and subject to Section 2.04 (General Procedures) above, pay interest to the Lenders on all amounts not paid when due at the Default Rate, in each case payable on demand.

(c) Method of Computation. All computations of interest hereunder shall be calculated by the Administrative Agent on the basis of a year of 360 days, for actual days elapsed.

(d) Lenders’ Reliance. In making the investments, deposits, distributions and calculations required to be made by it hereunder, the Administrative Agent and the Lenders shall be entitled to rely on information supplied to it by the Borrower. Neither the Administrative Agent nor any Lender shall in any way be held liable for any incorrect investments, deposits, distributions or calculations made by it hereunder as a result of any errors contained in, or omissions from, information supplied to it by the Borrower.

(e) Inability to Determine Rates. Subject to Section 2.07 (Benchmark Replacement Setting) if, on or prior to the first day of any Interest Period for any SOFR Loan:

(i)	the Administrative Agent determines (which determination shall be conclusive and binding absent demonstrable error) that “Term SOFR” cannot be determined pursuant to the definition thereof, or

(ii)

the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender.

Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted. Subject to Section 2.07, if the Administrative Agent determines (which determination shall be conclusive and binding absent demonstrable error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination.

Section 3.05 Release of Funds from Collection Account; Corrected Monthly Reports. In the event that any Monthly Report contains mistakes, the Borrower will provide a corrected report within three Business Days after becoming first aware or being notified of such mistakes. To the extent that any amounts were released to the Borrower from the Collection Account on any Settlement Date based on an inaccurate Monthly Report, the Borrower hereby agrees (1) that such amounts which the Borrower was not entitled to receive on such Settlement Date constitute proceeds of Collateral which were improperly received by the Borrower and (2) to deposit available funds into the Collection Account, within three Business Days after the Borrower first becomes aware or has been provided notice of such mistakes, in an amount equal to any funds that were released to the Borrower in reliance on such inaccurate Monthly Report (and that would not have been released to the Borrower on such Settlement Date pursuant to an accurate Monthly Report) such that the aggregate amount of funds retained by the Borrower is equal to the aggregate amount of funds that would have been released to the Borrower had such Monthly Report been accurate.

ARTICLE IV

FEES AND YIELD PROTECTION

Section 4.01 Fees.

(a) Upfront Fee. On or prior to the Closing Date, the Borrower agrees to pay to the Administrative Agent, for distribution to the Lenders, pro rata, in accordance with their respective Percentages, the Upfront Fee. The Upfront Fee shall be non-refundable, fully-earned and due and payable, in full, on the Closing Date. On each Borrowing Date, the Borrower shall pay an additional Upfront Fee (if any) in accordance with the terms of this Agreement.

(b) Unused Fee. The Borrower agrees to pay the Unused Fee to the Administrative Agent, for distribution to the Lenders, pro rata, in accordance with their respective Percentages. The Unused Fee shall be due and payable on each Settlement Date, through and including the Settlement Date immediately following the Revolving Period End Date.

Section 4.02 Increased Costs; Capital Adequacy.

(a) If any Regulatory Change (i) subjects any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (ii) imposes, modifies or deems applicable any reserve, assessment, fee, insurance charge, special deposit or similar requirement (other than Taxes) against assets of, deposits with or for the account of, or liabilities of an Affected Party, or credit extended by an Affected Party pursuant to this Agreement or (iii) imposes any other condition (other than Taxes), the result of which is to increase the cost to an Affected Party of performing its obligations under this Agreement, or to reduce the rate of return on an Affected Party’s capital as a consequence of its obligations under this Agreement, or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon written demand by any Lender accompanied by the certificate described in Section 4.02(b) below, the Borrower shall pay to such Lender, for the benefit of the relevant Affected Party, such amounts charged to such Affected Party or such amounts to otherwise compensate such Affected Party for such increased cost or such reduction. The term “Regulatory Change” shall mean (i) the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein after the date hereof or (ii) any change after the date hereof in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. In determining whether such additional amount or amounts are owed, each Lender will treat Borrower in the same manner it treats other similarly situated borrowers in facilities with similar assets in other similar transactions.

(b) If any Lender determines that any Regulatory Change affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, such Lender’s Percentage of the Program Limit or the Advances made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy) or results in the imposition of an internal liquidity charge on such Lender or such Lender’s holding company, then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction or charge suffered. In determining whether such additional amount or amounts are owed, each Lender will treat Borrower in the same manner it treats other similarly situated borrowers in facilities with similar assets in other similar transactions.

(c) A certificate of the applicable Affected Party setting forth the amount or amounts necessary to compensate such Affected Party pursuant to Section 4.02(a) or (b) shall be delivered to Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Affected Party the amount due on any such certificate on the next Settlement Date following receipt of such notice.

(d) If any Affected Party requests compensation under Section 4.02 (Increased Costs; Capital Adequacy) above or if the Borrower is required to pay additional amounts to any Affected Party or any Governmental Authority for the account of any Affected Party pursuant to Section 2.06 (Taxes) above, then the Borrower may (A) request such Lender use reasonable efforts to designate a different lending office for funding or booking its Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 4.02 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender, or (B), at its sole expense and effort, (i) prepay the Loan Amount applicable to such Affected Party, or (ii) upon notice to such Affected Party, require the Affected Party to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.01 (Assignments) below), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.06 (Taxes) or this Section 4.02) and obligations under this Agreement and the related Transaction Documents to an assignee designated by the Borrower that shall assume such obligations (which assignee may be another Affected Party, if such other Affected Party accepts such assignment); provided that no such assignment shall be required or effective unless and until all of the Borrower’s obligations to the assigning Affected Party hereunder and other any other Transaction Document, including any amounts demanded under this Section 4.02 or Section 2.06 (Taxes) above (as applicable), shall have been paid in full.

Section 4.03 Funding Indemnification. If an Advance is not made on the date requested by the Borrower in any Borrowing Request for any reason other than a failure by a Lender to deposit funds in accordance with Section 1.02(b) (Funding) above, then the Borrower shall indemnify the Lenders for any Breakage Cost related to such proposed Advance. If any prepayment of any Advance other than in connection with a Permitted Release (whether such payment or prepayment is voluntary, mandatory, automatic, by reason of acceleration, or otherwise) results in any Breakage Cost, then the Borrower shall pay and indemnify the applicable Lender for the Breakage Cost related to such prepayment.

ARTICLE V

CONDITIONS OF BORROWINGS

Section 5.01 Closing Date Conditions Precedent. The effectiveness of this Agreement and the obligations of the parties hereto are subject to the conditions precedent that the Administrative Agent shall have received or waived receipt of the following on or prior to the Closing Date (unless otherwise noted):

(a) a copy of this Agreement and each of the other Transaction Documents identified on the closing list attached as Exhibit C (Closing List) hereto, in each case duly executed by each party thereto, and each other item identified on such closing list;

(b) for each Credit Party, a list of such Credit Party’s officers who are authorized to act on behalf of such Credit Party pursuant to the Transaction Documents, together with incumbency signatures therefor, duly certified by the secretary or assistant secretary of such Credit Party;

(c) a copy of the resolutions or consents of the board of directors or other governing body of each Credit Party authorizing the transactions contemplated hereby, certified by the secretary or assistant secretary of such Credit Party, as applicable;

(d) evidence that the Collection Account has been established;

(e) financing statements on Form UCC1 or amendments thereto naming the Borrower as debtor and the Administrative Agent as secured party in proper form for filing in the office in which the filings are necessary or, in the reasonable opinion of the Administrative Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the security interest of the Administrative Agent granted in Section 1.03 (Grant of Security Interest) above;

(f) search reports provided in writing to the Administrative Agent by the applicable filing offices, listing all effective financing statements that name any of the Trustee, the Trust or the Borrower as debtor and that are filed in the jurisdiction in which the Trustee, the Trust or the Borrower, as applicable, is “located” as defined in Section 9-307 of the UCC, together with copies of such financing statements;

(g) copies of all filed UCC termination statements and amendments necessary to ensure that the Administrative Agent has a first priority perfected security interest in the Collateral (subject to Liens permitted by this Agreement);

(h) evidence that all fees and expenses then due hereunder and presented to the Borrower shall have been paid in full unless specific written arrangements for the payment of such fees, expenses or other payments at a later date shall have been made;

(i) usual and customary legal opinions in form and substance satisfactory to the Administrative Agent and its counsel (including, but not limited to, those regarding corporate matters, enforceability, Investment Company Act, non-consolidation and security interest perfection);

(j) since June 30, 2025, there shall not have occurred a Material Adverse Change in any Credit Party, and no event or circumstance has occurred, which has had, or is reasonably likely to have, a Material Adverse Effect;

(k) evidence that each of the conditions precedent to the execution, delivery and effectiveness of all documentation, including all Transaction Documents has been satisfied; and

(l) the representations and warranties of the Borrower and the Trustee contained in the Transaction Documents are true and correct in all material respects (except for such representations and warranties as are qualified by materiality or any similar qualifier, which such representations and warranties are true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (unless the same explicitly relates solely to an earlier date, in which case, such representations and warranties are true and correct in all material respects (except for such representations and warranties as are qualified by materiality or any similar qualifier, which such representations and warranties are true and correct in all respects) as of such earlier date).

Section 5.02 Conditions Precedent to All Advances. Each Advance shall be subject to the further conditions precedent that on the date of such Advance the following statements shall be true (and will be true immediately after using the proceeds of such Advance for the purpose or purposes for which such proceeds were borrowed):

(a) the representations and warranties of the Borrower and the Trustee contained in the Transaction Documents are true and correct in all material respects (except for such representations and warranties as are qualified by materiality or any similar qualifier, which such representations and warranties are true and correct in all respects) on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (unless the same explicitly relates solely to an earlier date, in which case, such representations and warranties are true and correct in all material respects (except for such representations and warranties as are qualified by materiality or any similar qualifier, which such representations and warranties are true and correct in all respects) as of such earlier date), including, for the avoidance of doubt, that all Consumer Loans being acquired with the proceeds of such Advances are Eligible Consumer Loans;

(b) each of the Transaction Documents identified on the closing list attached as Exhibit C are in full force and effect;

(c) each Credit Party is in compliance in all material respects with all applicable terms, covenants and agreements contained in the Transaction Documents to which such Credit Party is a party;

(d) no event has occurred and is continuing, or would result from such Advance that constitutes an Event of Default, Amortization Event or Servicer Event of Default, and no event has occurred that, but for the passage of time, would become an Event of Default, Amortization Event or Servicer Event of Default;

(e) the Loan Amount will not exceed the Borrowing Base immediately after giving effect to such Advance and the Administrative Agent shall have received a Monthly Report showing a calculation of each of the Loan Amount and the Borrowing Base both immediately before and after giving effect to such proposed Advance;

(f) the Administrative Agent shall have received a duly executed and completed Borrowing Request;

(g) the Administrative Agent shall have received acknowledgment of releases or termination statements on Form UCC3 and any other documents necessary to evidence or release any security interest (other than any security interest permitted by this Agreement or the other Transaction Documents) in the Consumer Loans to be acquired with the proceeds of such Advance, to the extent required for any such prior security interest to be terminated;

(h) the Administrative Agent shall have received from the Borrower, no later than 11:00 a.m., (New York City time) on the applicable Borrowing Date, an updated Schedule of Pledged Consumer Loans and other information required to be provided with respect to such Pledged Consumer Loans pursuant to this Agreement, or a supplement thereto, that includes all applicable information required to be included on such schedule with respect to each Consumer Loan that is to be acquired or otherwise funded with the proceeds of such Advance;

(i) the Consumer Loan Files have been delivered to the Servicer in accordance with the Servicing Agreement;

(j) all fees and other amounts (including costs, expenses and indemnified amounts) then due and billed or otherwise known by the Borrower to be payable to the Administrative Agent and the Lenders shall have been paid in full (or will be paid concurrently with the proceeds of such Advance); and

(k) on or after the Closing Date there shall not have occurred and be continuing a Material Adverse Change in any Credit Party, and no event or circumstance has occurred which has had, or is reasonably likely to have, a Material Adverse Effect with respect to such Person.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01 Representations and Warranties of Borrower and the Program Manager. Each of the Borrower and the Program Manager represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Organization, Corporate Powers. Such Person is an entity, duly organized and validly existing solely under the laws of the State of its organization, is in good standing under the laws of the State of its organization, has all necessary power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying, except where the failure to be so licensed or qualified would not have a Material Adverse Effect, and has full power, right and authority to enter into this Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and to perform its obligations herein and therein provided for.

(b) Authority, Binding Obligation. The execution, delivery and performance by such Person of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary action and this Agreement and such other Transaction Documents constitute the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

(c) Compliance with Laws and Contracts. (i) The execution, delivery and performance by such Person of this Agreement and the other Transaction Documents to which such Person is a party do not and will not (w) conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice of lapse of time or both) a violation of the certificate of incorporation, by-laws, certificate of formation, limited liability company agreement, certificate of partnership, or limited partnership agreement (or such similar organizational documents) of such Person, (x) violate any material provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which such Person or its property is subject, (y) result in a material breach of or constitute a material default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which such Person is a party or by which it, or its property, is bound or (z) result in, or require, the creation or imposition of any Lien on or with respect of any of the properties of such Person other than the Lien in favor of the Administrative Agent, for the benefit of the Secured Parties, provided herein or therein; (ii) such Person is in compliance in all material respects with each such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement, other agreement, lease or instrument, except to the extent the failure to comply therewith, either individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect; and (iii) such Person is not in default under any such indenture, loan or credit agreement or other agreement with respect to which such default, either individually or in the aggregate with other defaults, would reasonably be expected to have a Material Adverse Effect.

(d) Governmental Approvals. Such Person has obtained all authorizations, consents, approvals, exemptions of or filings or registrations with, and has provided all notices to, all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business or necessary to the valid execution, delivery and performance by such Person of this Agreement and the other Transaction Documents to which such Person is a party (the “Approvals”) other than any Approvals the absence of which would not reasonably be expected to have a Material Adverse Effect, and such Approvals remain in full force and effect.

(e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of such Person, overtly threatened in writing against or affecting such Person (x) asserting the invalidity of this Agreement or any other Transaction Document, (y) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents or (z) which is reasonably likely to have or give rise to an unfavorable decision, ruling or finding that would have a Material Adverse Effect.

(f) Employee Benefit Plans. Neither the Borrower nor any of its ERISA Affiliates sponsors, maintains or contributes to or has any liability with respect to, or within the past six years has sponsored, maintained, contributed to or has incurred any liability with respect to, any “employee benefit plans” (as such term is defined in section 3(3) of ERISA) that are subject to Title IV of ERISA or the minimum funding standards under Sections 412, 430, 432 or 436 of the Code or Sections 302, 303, 304 or 305 of ERISA (“Benefit Plans”) that would result in a Material Adverse Effect. In addition, neither the Borrower nor the Trust is (i) a “benefit plan investor” (as such term is defined in section 3(42) of ERISA) nor (ii) a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that would subject such Person to any law, rule or regulation substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code.

(g) Accuracy of Information. Neither this Agreement nor any other Transaction Document to which such Person is a party, nor any certificate or written report (including, in the case of the Borrower, any Monthly Report, as the same may be corrected pursuant to Section 3.05 (Release of Funds from Collection Account; Corrected Monthly Reports) above) furnished to any Lender or the Administrative Agent by or on behalf of such Person in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading; it being understood that solely to the extent any data included in such a certificate or statement has been provided by a Person that is not a Credit Party or an Affiliate of a Credit Party, such Person makes this representation and warranty to the best of its knowledge; provided that notwithstanding any such representation being made to the best of the applicable representing party’s knowledge, a material breach thereof shall constitute a default that will become an Event of Default unless cured within the applicable time frame.

(h) Tax Status. Such Person has filed all U.S. federal and material state and local tax returns required to be filed by it and has paid or made adequate provision for the payment of all U.S. federal and material state and local taxes, assessments and other governmental charges unless (a) such tax or assessment is being actively contested in good faith and adequate reserves have been established therefor in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(i) Program Requirements. No material changes have been made to the terms of the Program Requirements set forth in Exhibit I (Program Requirements), other than those which have been disclosed to and consented to by the Administrative Agent in writing in accordance with the terms of this Agreement. For the avoidance of doubt, any change as it relates to the pricing of the credit tiers as outlined in the Program Requirements shall not be construed as a material change.

(j) Not an Investment Company. Such Person is not required to register as an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Borrower is relying upon the exemption from the definition of “investment company” contained in Section 3(c)(7) of the Investment Company Act in making such conclusion.

(k) Margin Regulations. The use of all funds obtained by the Borrower under this Agreement will not conflict with or contravene any of Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve Board from time to time. No proceeds of any Advance will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Advance to be a “purpose credit” within the meaning of Regulation U.

(l) Borrower Information. The chief place of business and chief executive office of the Borrower are located at the address of the Borrower referred to in Section 12.02 (Notices, Etc.) below, and the offices where the Borrower keeps all its books, records and documents relating to the Pledged Consumer Loans are located at the addresses specified in Schedule 6.01(l) (Borrower Information) or at such other locations, notified to the Administrative Agent in accordance with Section 7.01(f) (Location) below, in jurisdictions where all action necessary to maintain the Administrative Agent’s first priority perfected security interest (subject to Liens permitted by this

Agreement), for the benefit of the Secured Parties, in the Collateral has been taken and completed), it being understood that the Servicer keeps the Consumer Loan Files relating to the Pledged Consumer Loans at its office. The exact legal name of the Borrower is set forth on the signature page hereof. The Borrower’s (or if the Borrower is a disregarded entity for U.S. federal income tax purposes, its sole beneficial owner’s) tax identification number is 39-2749274. Except as provided on Schedule 6.01(l) (Borrower Information), the Borrower has not changed its name, changed its corporate structure, changed its jurisdiction of organization, changed its chief place of business/chief executive office or used any name other than its exact legal name at any time during the past five years. The Location of the Borrower is Delaware.

(m) Capital of the Borrower. The Borrower is Solvent.

(n) Prior Business Activity. The Borrower has no business activity except as contemplated in this Agreement and the other Transaction Documents and upon the date hereof is not party to any other debt, financing or other material transaction or agreement other than the Transaction Documents and its constitutive documents.

(o) Subsidiaries. Other than the Trust, the Borrower has no subsidiaries.

(p) Indebtedness. The Borrower has not incurred, created or assumed any Indebtedness except for that arising under or expressly permitted by this Agreement or the other Transaction Documents.

(q) Ordinary Course of Business. Each payment of interest and principal on the Advances will have been (i) in payment of a debt incurred in the ordinary course of business or financial affairs on the part of the Borrower and (ii) made in the ordinary course of business or financial affairs of the Borrower.

(r) No Default. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in, and is not otherwise in default under (i) any Requirements of Law, (ii) any judgment, decree, writ, injunction, order, award or other action of any court or governmental authority or arbitrator or any order, rule or regulation of any federal, state, county, municipal or other governmental or public authority or agency having or asserting jurisdiction over it or any of its properties or (iii) (x) any indebtedness or any instrument or agreement under or pursuant to which any such indebtedness has been, or could be, issued or incurred or (y) any other instrument or agreement to which it is a party or by which it is bound or any of its properties is affected, including, without limitation, the Transaction Documents, that either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

(s) No Material Adverse Effect. No Material Adverse Effect in any Credit Party (other than the Borrower) has occurred since June 30, 2025], and no event or circumstance has occurred since the date of the Borrower’s formation which has had, or is reasonably likely to have, a Material Adverse Effect with respect to such Person.

(t) Sanctions; OFAC; AML. None of the Borrower, any of its subsidiaries, any director or officer, or any employee, agent, or Affiliate, of the Borrower or any of its subsidiaries is a Person that is, or is owned or controlled by Persons that are, (i) the target or subject of any sanctions administered or enforced by the US Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the US Department of State, the US Department of Commerce, the United Nations Security Council, the European Union, His Majesty’s Treasury, the Hong Kong Monetary Authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation, currently, the Crimea region, Cuba, Iran, North Korea, Syria and Venezuela. No part of the proceeds of the Advances will be used, directly or indirectly, for any payments (i) to fund or facilitate any money laundering or terrorist financing activities or business; or (ii) in any other manner that would cause or result in violation of the Patriot Act. To the best of the Borrower’s knowledge, after due inquiry, the Collateral does not include any asset that results from, or may cause or result in, a violation of any applicable anti-money laundering laws, rules or regulations.

(u) Sanctions; FCPA. None of the Borrower, nor to the knowledge of the Borrower, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Borrower or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of (i) any Sanctions or (ii) any applicable anti-bribery law, including but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”), or the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Borrower and, to the knowledge of the Borrower, its Affiliates have conducted their businesses in compliance with Sanctions, the UK Bribery Act, the FCPA, and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

Section 6.02 Additional Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Perfected Security Interest. (i) Each Pledged Consumer Loan, including the related original Consumer Loan Note, is owned by the Trustee free and clear of any Lien other than the Lien created hereby and Liens permitted by this Agreement, and (ii) such Pledged Consumer Loan has not been changed, altered, supplemented, amended, or otherwise modified without the prior written consent of the Administrative Agent. All other Collateral is owned by the Borrower or the Trustee free and clear of any adverse claim, judgment or Lien other than the Lien created hereby. Except for the filing of the financing statements as described in Section 1.03(c) above and the entering into of the Account Control Agreement, no further action, including any filing or recording of any document, is necessary in order to establish and perfect the first priority security interest (subject to Liens permitted by this Agreement) of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral as against any third party in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, the Borrower or the Trust. No financing statement or other instrument similar in effect covering any of the Collateral or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by the Administrative Agent or a Lender (or any assignee thereof), (ii) in favor of the Administrative Agent, (iii) for which UCC termination statements or partial release statements satisfactory to the Administrative Agent have been filed (copies of which, along with any other documents necessary to evidence the release of all security interests (other than that of the Administrative Agent) in such Consumer Loan, to the extent required for all such prior security interests to be terminated, have been delivered to the Administrative Agent) or (iv) in connection with the release of any Collateral pursuant to the terms of this Agreement. Other than the filing of financing statements described in clauses (i) through (iii) of the immediately preceding sentence and any necessary amendments and continuations thereof, no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required (x) for the pledge by the Borrower or the Trustee of the Collateral pursuant to this Agreement, (y) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest, subject to Liens permitted by this Agreement) or (z) for the exercise by the Administrative Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

(b) Eligible Consumer Loans. Each Pledged Consumer Loan was, at the time of acquisition by the Trustee, an Eligible Consumer Loan and if designated as an “Included Consumer Loan” in a Monthly Report, Schedule of Pledged Consumer Loans or Borrowing Request, was an Eligible Consumer Loan on the relevant date as set forth in such Monthly Report, Schedule of Pledged Consumer Loans or Borrowing Request, as the case may be.

(c) Acquisition of Consumer Loans. With respect to each Pledged Consumer Loan, the Trustee acquired such Pledged Consumer Loan from the Seller pursuant to the Purchase and Sale Agreement in exchange for payment to the Seller of an amount which constitutes fair market value, fair consideration and reasonably equivalent value.

(d) No Other Purchases. The Trustee on behalf of the Trust has not purchased any Consumer Loan other than pursuant to the Purchase and Sale Agreement.

(e) Payments. Any payments which have been allocated to the repayment of principal of or interest on the Pledged Consumer Loans have been applied as required by the applicable Consumer Loan Note or as otherwise required by applicable law.

(f) Schedule. The information contained in each of the “Material Fields” designated as such on Exhibit E (Information to be Included in the Schedule of Pledged Consumer Loans), appearing in any Schedule of Pledged Consumer Loans delivered to the Administrative Agent by any Credit Party is complete, true and correct in all respects.

(g) Servicing. Each Pledged Consumer Loan is being serviced in accordance with the provisions of the Servicing Agreement.

Section 6.03 Representations of the Trustee.

(a) Due Organization, Licensing and Qualification. The Trustee is duly organized and validly existing under the laws of the United States of America and has all licenses and qualifications necessary to carry on its business as is then being conducted. The Trustee is in compliance with the laws of any state to the extent necessary to ensure the enforceability of the terms of this Agreement and its ability to perform its obligations hereunder.

(b) Due qualification. The Trustee is duly qualified to do business in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the performance of its obligations under this Agreement.

(c) Power and Authority. The Trustee has the power and authority to execute and deliver this Agreement on behalf of the Trust and to carry out the terms hereof; and the execution, delivery and performance of this Agreement have been duly authorized by the Trustee by all necessary action.

(d) Binding Obligation. This Agreement shall constitute the legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) No Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the certificate of formation or other organizational document of the Trustee, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Trustee is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Trustee of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or any of its properties.

Section 6.04 Patriot Act. To the extent applicable, the Borrower, the Trustee, the Trust, the Limited Guarantors and the Sponsor (1) are not persons whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (b) have not engaged in any dealings or transactions prohibited by Section 2 of such executive order, and is not any such person in any manner violative of Section 2 of such executive order, (c) are not persons on the list of Specially Designated Nationals and Blocked Persons, and (d) are not subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order; (2) are in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001) (the “Patriot Act”). No part of the proceeds of the Advances will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended to the date hereof and from time to time hereafter, and any successor statute.

Section 6.05 EU Risk Retention. While the Advances are outstanding, Sponsor will retain on an ongoing basis, as “originator” (for the purposes of the EU Securitisation Regulation), a net economic interest in the securitization constituted by the Transaction Documents in an amount at least equal to    of the nominal value of the Pledged Consumer Loans in the form of a first loss tranche (the “Retained Interest”), by holding directly or indirectly, all of the membership interests of the Borrower, which membership interests represent the residual interest of the Borrower in the Pledged Consumer Loans that is released to the Borrower pursuant to clause ninth of Section 3.03(a) or pursuant to clause seventh of Section 3.03(b) and an exposure to the transaction of at least    of the nominal value of each of the securitized exposures that ranks subordinate to the credit risk that the Lenders are exposed to in respect of the Pledged Consumer Loans. The Retained Interest shall be measured as of the Closing Date, the last day of each Collection Period and each Determination Date. For this purpose, (i) the amount of the Retained Interest from time to time shall equal the sum of (A) the excess of the Aggregate Included Consumer Loan Balance over the aggregate outstanding Loan Amount, plus (B) the excess of the aggregate nominal values of the Pledged Consumer Loans over the Aggregate Included Consumer Loan Balance, and (ii) the aggregate nominal values of the Pledged Consumer Loans shall be calculated without deduction for or on account of any Consumer Loan having become a Defaulted Consumer Loan after the purchase date under the Purchase and Sale Agreement pursuant to which it was acquired by the Trustee. The method of retention will be in the form as described in Article 6(3)(d) of the EU Securitisation Regulation, which form will not change and which retention will not be subject to any credit risk mitigation or any other hedge and will not be sold, transferred or otherwise surrendered, except as permitted by the EU Securitisation Regulation. Sponsor was not established for, and does not operate for, the sole purpose of securitizing exposures. The Sponsor acknowledges its obligations under Article 9 the EU Securitisation Regulation: (i) in the case of each Eligible Consumer Loan for which the Sponsor, directly or indirectly, is involved in the original agreement which creates such asset, it applies the same sound and well-defined criteria for credit granting which it applies to non-securitised exposures; and (ii) in respect of each Eligible Consumer Loan for which the Sponsor or its related entities, directly or indirectly, was not involved in the original agreement which created such asset, it will, verify to the extent required pursuant to Article 9(3) of the EU Securitisation Regulations that the entity which was, directly or indirectly, involved in the original agreement which created such asset, has applied to the asset the same sound and well-defined criteria for credit-granting that such entity applies to its non-securitised exposures, in each case as is effective at the time of the creation of such Eligible Consumer Loan.

ARTICLE VII

COVENANTS

Section 7.01 Affirmative Covenants of the Borrower, the Program Manager and the Trustee. From the date hereof until the Final Payout Date, the Borrower, the Program Manager and the Trustee shall, unless the Administrative Agent shall otherwise consent in writing, covenant as follows:

(a) Compliance with Laws, Etc. The Borrower and the Trustee shall comply with all applicable federal, state and local laws, rules, regulations, licensing standards and orders, including those with respect to the Pledged Consumer Loans except to the extent the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(b) Preservation of Existence. The Borrower shall preserve and maintain its existence as a Delaware limited partnership. Each of the Borrower and the Trustee shall preserve and maintain its rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably expected to have a Material Adverse Effect.

(c) Audits. Upon reasonable prior written notice and during regular business hours, the Borrower shall permit (or cause to be permitted) the Administrative Agent or any of its agents or representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Borrower relating to the Collateral or the Trustee’s acquisition of Consumer Loans, (ii) to visit the offices and properties of the Borrower for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Pledged Consumer Loans or the Borrower’s, the Seller’s or the Servicer’s performance under the Transaction Documents with any of the officers, directors, employees or independent public accountants of the Borrower having knowledge of such matters and (iii) to complete an agreed upon procedures audit covering such items and procedures as may be agreed upon among the Borrower and the Administrative Agent and such additional items and procedures as may be reasonably requested by the Administrative Agent with respect to all Pledged Consumer Loans; provided that except following the occurrence and during the continuation of an Event of Default, the Lender’s examination, visit and audit rights under this Section 7.01(c) shall be limited to one such examination, visit, or audit in each year. All reasonable costs related to any visit and examination pursuant to this Section 7.01(c) shall be borne by the Borrower and shall, so long as no Event of Default has occurred and is continuing, be subject to a cap of     .

(d) Keeping of Records and Books of Account. The Borrower shall note on its books and records that the Pledged Consumer Loans have been acquired by the Trustee and pledged to the Administrative Agent, on behalf of the Secured Parties, maintain and implement (or cause to be maintained and implemented) administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Consumer Loans in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all of the Pledged Consumer Loans (including records adequate to permit the daily identification of each new Pledged Consumer Loan included in the Collateral from time to time and all Collections of, payments on and adjustments to, each existing Pledged Consumer Loan).

(e) Performance and Compliance with Consumer Loans. At its expense, each of the Borrower and the Trustee shall timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents to which the Borrower or the Trustee is a party, the failure to perform or comply with which would reasonably be expected to have a Material Adverse Effect.

(f) Location. Each of the Borrower and the Trustee shall keep its Location at the Location identified in Schedule 6.01(l) or, upon 30 days’ prior written notice to the Administrative Agent, at such other Location where all actions required to maintain the Administrative Agent’s first priority perfected security interest, for the benefit of the Secured Parties, in the Collateral shall have been taken and completed (subject to Liens permitted by this Agreement).

(g) Transaction Documents; Enforcement. Each of the Program Manager and the Trustee shall maintain in effect the Servicing Agreement (for so long as Pledged Consumer Loans are serviced thereunder) and perform its respective obligations under the Servicing Agreement, the Verification Agent Agreement, the Back-Up Servicing Agreement, and the Account Control Agreement (or, in each case a replacement agreement reasonably acceptable to the Administrative Agent) and diligently and promptly enforce its rights, and the obligations of the other parties thereunder. Without limitation to the foregoing, the Program Manager shall ensure that the Verification Agent delivers to the Administrative Agent each Verification Certificate required to be delivered by the Verification Agent in accordance with the terms of the Verification Agent Agreement.

(h) Servicer Delegation. For so long as any Obligations (other than contingent indemnification obligations for which demand has not been made) remain outstanding, neither the Program Manager nor the Trustee shall, to the extent it has the right to control such matters under the terms of the Servicing Agreement, permit any material outsourcing or delegation of servicing responsibilities with respect to Pledged Consumer Loans under any Servicing Agreement without the prior written consent of the Administrative Agent, except as otherwise provided herein, provided that, for the avoidance of doubt, no such consent of the Administrative Agent shall be required for the outsourcing or delegation by the Servicer of collection activities on Defaulted Consumer Loans to a Collection Agent (as defined in the Servicing Agreement). In addition, at all times, each of the Program Manager and the Trustee shall maintain in effect the Back-Up Servicing Agreement or a replacement back-up servicing agreement reasonably acceptable to the Administrative Agent.

(i) Servicer Events of Default; Replacement Servicers. If a Servicer Event of Default shall have occurred with respect to the Servicer, or the Servicing Agreement shall not be in full force and effect for any reason, each of the Trustee or the Borrower, as applicable, shall terminate the Servicer and appoint a successor servicer, each in accordance with the terms of the Servicing Agreement. The Borrower shall not terminate the Servicer without the prior consent or authorization of the Administrative Agent.

(j) Separate Business. Except as provided herein, the Borrower shall, at all times:

(i)

(y) maintain financial reports and financial statements (to the extent prepared with respect to the Borrower), books and records and bank accounts separate from those of any other Person or entity and (z) not permit any other Person (other than the Administrative Agent, on behalf of the Secured Parties) independent access to the Borrower’s bank accounts;

(ii)

not commingle the Borrower’s funds and other assets with those of any other Person or entity (other than any such commingling expressly permitted by this Agreement and the other Transaction Documents);

(iii)

file its own tax returns, if any, as may be required under applicable law, to the extent not part of a consolidated group filing a consolidated return or returns or not treated as a division or a disregarded entity for tax purposes of another taxpayer, and pay any U.S. federal and material state and local required to be paid by it under applicable law, other than (a) taxes being actively contested in good faith with respect to which adequate reserves have been established in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv)

conduct the Borrower’s business in its own name and hold all of the Borrower’s assets in its own name and in such a manner that it will not be costly or difficult to segregate, ascertain or identify the Borrower’s individual assets from those of any other Person;

(v)	remain Solvent and pay its debts and liabilities (including employment and overhead expenses) from its assets as the same become due;

(vi)

observe procedural formalities (including the separateness provisions contained in the Borrower’s organizational documents), and preserve the Borrower’s existence as a single-purpose, bankruptcy-remote entity;

(vii)

enter into transactions with Affiliates only if each such transaction is commercially reasonable and on substantially similar terms as a transaction that would be entered into on an arm’s-length basis with a Person other than an Affiliate of the Borrower;

(viii)	compensate each of its consultants and agents from its own funds for services provided to it and pay from its own assets all obligations of any kind incurred;

(ix)

not (y) acquire or hold obligations or securities of any Affiliate other than the Credit Parties or (z) buy or hold any evidence of indebtedness issued by any other Person or entity, other than Eligible Investments and Consumer Loans;

(x)

allocate fairly and reasonably and pay from its own funds the cost of (y) any overhead expenses (including paying for any office space) shared with any Affiliate of the Borrower and (z) any services (such as asset management, legal and accounting) that are provided jointly to the Borrower and one or more of its Affiliates;

(xi)

except as arising under or expressly permitted by this Agreement or any other Transaction Documents, to not incur, create or assume any Indebtedness and not make any loans or advances to, or pledge its assets for the benefit of, any other Person or entity;

(xii)	be, and at all times hold itself out to the public as, a legal entity separate and distinct from any other Person;

(xiii)	correct any misunderstanding regarding the separate identity of the Borrower;

(xiv)	not identify the Borrower as a division or part of any of its Affiliates or any other entity;

(xv)	not engage, directly or indirectly, in any business other than the actions required or permitted to be performed under Section 2 of the limited partnership agreement of the Borrower;

(xvi)

not amend, modify or otherwise change its organizational documents, or suffer the same to be amended, modified or otherwise changed in any manner without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed);

(xvii)

not guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person or hold out its credit as being available to pay the obligations of any other Person;

(xviii)

to the fullest extent permitted by law, not engage in any dissolution, liquidation, consolidation, merger, sale or other transfer of any of its assets outside the ordinary course of the Borrower’s business;

(xix)	not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity;

(xx)	not own any asset or property other than the Collateral and incidental personal property necessary for the ownership or operation of the Collateral; and

(xxi)

conduct its business and activities in all respects in compliance with the assumptions contained in the legal opinions of Clifford Chance US LLP dated on or about the Closing Date relating to substantive consolidation issues (the “Bankruptcy Opinions”), unless within ten Business Days of obtaining knowledge or receiving notice of any non-compliance with such assumptions, it has caused to be delivered to the Lenders a legal opinion of Clifford Chance US LLP (or other counsel reasonably acceptable to the Administrative Agent) that such non-compliance will not adversely affect the conclusions set forth in the Bankruptcy Opinions.

The Borrower hereby acknowledges that each Lender is entering into the transactions contemplated by this Agreement in reliance upon the Borrower’s identity as a legal entity that is separate from any other Person.

(k) Purchase and Sale Agreement; Enforcement. The Program Manager shall retain copies of the Purchase and Sale Agreement (including, in each case, all associated assignments and bills of sale). The Program Manager, on behalf of the Trust, shall enforce its rights with respect to (i) all material obligations of the Seller under the Purchase and Sale Agreement and (ii) all other Transaction Documents to which the Seller is a party. Without limitation to the foregoing, the Program Manager, on behalf of the Trust, shall enforce the Seller’s obligation to repurchase any Pledged Consumer Loan (i) that was obtained as a result of Verifiable Identity Theft (as defined in the Purchase and Sale Agreement), (ii) that is legally unenforceable due to any of the statements in the representations and warranties of the Seller in Section 4.2 of the Purchase and Sale Agreement not being true and correct as of its related Purchase Date or (iii) in respect of which any of Seller’s representations and warranties set forth in Section 4.2 were not true or accurate in any material respect as of the related Purchase Date.

(l) Deposit of Collections. The Borrower shall deposit (or shall cause to be deposited) all Collections in accordance with the provisions of Section 3.02 (Collection of Moneys and the Collection Account) above.

(m) Protection and Perfection of Collateral. The Borrower shall promptly execute and deliver, at its expense, all further instruments and documents, and take all further action necessary, or that the Administrative Agent may reasonably request, in order to maintain the Administrative Agent’s first priority perfected security interest in the Collateral for the benefit of the Secured Parties (subject to Liens permitted by this Agreement), and to enable the Administrative Agent, on behalf of the Secured Parties, to exercise or enforce any of its rights and remedies hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, the Borrower shall: (i) authorize and file such financing statements, or amendments (including continuation statements) thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate (or as the Administrative Agent may reasonably request); and (ii) mark its master data processing records relating to such Collateral with a numeric code or other appropriate designation evidencing that the Administrative Agent, for the benefit of the Secured Parties, has acquired an interest therein as provided in this Agreement. The Borrower hereby authorizes the Administrative Agent, on behalf of the Borrower, to file one or more financing statements, and amendments (including continuation statements) thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. If the Borrower fails to perform any of its agreements or obligations under this Section 7.01, the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent’s demand therefor. For purposes of enabling the Administrative Agent, on behalf of the Secured Parties, to exercise its respective rights described in the preceding sentence and elsewhere in this Agreement, the Borrower hereby authorizes, and irrevocably grants a power of attorney, coupled with an interest, exercisable only after the occurrence and during the continuance of an Event of Default or Servicer Event of Default, to the Administrative Agent and its successors and assigns to take any and all steps in the Borrower’s name and on behalf of the Borrower necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under any and all Pledged Consumer Loans and other Collateral, including, without limitation, (i) endorsing the Consumer Loan Notes to the Administrative Agent or its designee, such that the Administrative Agent or such designee becomes the holder of the Consumer Loan Notes and has the rights and powers of a holder under applicable law, (ii) endorsing the Borrower’s name on checks and other instruments representing Collections and (iii) enforcing such Pledged Consumer Loans and other Collateral.

(n) Notice of Material Events. The Borrower shall inform the Administrative Agent promptly (but in any event within three Business Days after such Person has knowledge of the occurrence of such event) in writing of the occurrence of any of the following:

(i)

any event or circumstance, including the submission of any claim or the initiation or threat in writing of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding, in each case with respect to the Borrower, which has or would have, if adversely determined, a Material Adverse Effect, including any material adverse development in any litigation, investigation or proceeding previously disclosed in accordance with this clause (i);

(ii)

the commencement of any proceedings by or against any Credit Party under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been appointed or requested for any Credit Party or any of their respective assets;

(iii)

(A) any Credit Party that is not under regulatory supervision on the Closing Date being placed under regulatory supervision, (B) any license, permit, charter, registration or approval material to the conduct of any Credit Party’s business being suspended or revoked, or (C) any Credit Party being ordered by a Governmental Authority to cease and desist any practice, procedure or policy employed by such Credit Party in the conduct of its business, and such cessation would be reasonably likely to have a Material Adverse Effect; and

(iv)

the receipt by the Borrower or any of its Affiliates of any subpoena or request for information (a subpoena or request for information being referred to herein as a “Request”) from any federal, state or local government entity, agency or officer thereof, except for Requests (v) arising out of litigation with an Obligor relating to a single Consumer Loan for which class action status has not been obtained and is not being sought, (w) that would not reasonably be expected to have a Material Adverse Effect, (x) received from the Consumer Financial Protection Bureau or any state licensing authority in connection with (A) any individual consumer complaints made on the Consumer Financial Protection Bureau’s consumer complaint portal, (B) any non-class action related consumer complaints or (C) any customary, ordinary course of business or routine examinations of any Credit Party that otherwise would not reasonably be expected to have a Material Adverse Effect, and the Borrower’s responses in connection therewith, (y) the giving of such notice of which is prohibited by applicable law or regulation or by the Governmental Authority making such Request or (z) received from a state or federal agency in connection with gathering information about industry or competitive practices and which is not, in the reasonable opinion of the related Credit Party specifically targeting such Credit Party for enforcement action.

(o) Actions with Respect to Bankruptcy Petitions. The Borrower hereby agrees that it will timely object to all proceedings of the type described in clause (a) of the definition of “Event of Bankruptcy” instituted against it.

(p) Requests. With respect to each Request required to be reported to the Administrative Agent pursuant to clause (v) of 7.01(p) (Notice of Material Events), the Borrower shall either (a) fully comply with the terms of such Request or (b) serve the Administrative Agent with written notice within 21 days after receipt of such Request that the Borrower intends to object to or otherwise not fully comply with such Request, stating the reason for such objection or non-compliance.

(q) Bills of Sale. The Program Manager shall send to the Administrative Agent an electronic or physical copy of each duly executed Bill of Sale and Purchased Loan Confirmation (as defined in the Purchase and Sale Agreement) that was delivered pursuant to the Purchase and Sale Agreement promptly following the execution of each such Bill of Sale and Purchased Loan Confirmation but no later than three Business Days following the related Purchase Date.

(r) EU Reporting Requirements.

(i)

While the Advances are outstanding, the Program Manager, upon written request by the Administrative Agent (which may be in electronic form) shall use reasonable efforts to, at the Lender’s cost, (i) take such further action and provide such information as may be reasonably required by the Lender in order for a Lender to comply with its obligations under Article 7 of the EU Securitisation Regulation in relation to the Transaction Documents to the extent such information is in its possession or control, and otherwise (ii) cooperate with the Lender’s reasonable requests and to procure such information from the Servicer, provided that the Program Manager provides no assurance that the Servicer will be able to, or willing to, provide such information, and, in each case, without breaching a legal or contractual duty of confidentiality.

(ii)

If (i) an Event of Default has occurred, (ii) there is any material change in the risk characteristics or performance of the Eligible Consumer Loans or (iii) there is a breach of Sponsor’s retention requirements under the EU Securitisation Regulation or Sponsor’s representations in Section 6.05, the Program Manager shall cause the Servicer to include reasonable detail about such event in the Monthly Report.

(iii)

The Program Manager shall, without delay, notify the Administrative Agent following a responsible officer of the Program Manager obtaining knowledge or receiving notice of the occurrence of any of the following: (i) a material breach of the obligations provided for in the Transaction Documents, including any remedy, waiver or consent subsequently provided in relation to such a breach; (ii) a change in the structural features that can materially impact the ability of any Credit Party from performing its obligations under the Transaction Documents; and/or (iii) any material amendment to any Transaction Documents.

(iv)

The Sponsor will use commercially reasonable efforts to provide information that is in its possession but not otherwise required to be delivered under this Agreement that is reasonably requested by the Administrative Agent to allow the Administrative Agent to comply with its obligations under the EU Securitisation Regulation in respect of the securitization transaction contemplated by this Agreement.

Section 7.02 Reporting Requirements. From the date hereof until the Final Payout Date, the Program Manager shall, or shall cause the Servicer to, unless the Administrative Agent shall otherwise consent in writing, furnish to the Administrative Agent:

(a) Monthly Report. On or before each Determination Date, beginning with the Determination Date occurring in January 2026, a Monthly Report with respect to the preceding Collection Period in form and substance mutually agreed to by the Program Manager and the Administrative Agent. For the avoidance of doubt, the Monthly Report will include (1) calculations of the (i) Three Month Average Delinquency Ratio, (ii) Three Month Average Default Ratio, and (iii) Three Month Average Excess Spread Ratio for the prior Collection Period, and (2) an updated Schedule of Pledged Consumer Loans reflecting the information set forth on Exhibit E (Information to be Included in the Schedule of Pledged Consumer Loans) for all Pledged Consumer Loans as of the end of the most recent Collection Period, certified in writing as true and complete in all material respects by an Authorized Officer of the Program Manager; provided, that, to the extent any financial information regarding any Servicer is included in such Monthly Report or other financial information regarding such Servicer is requested by or provided to the Administrative Agent, Borrower makes no representation thereto.

(b) Quarterly Financial Statements. As soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, copies of the unaudited consolidated financial statements of the Limited Guarantors, prepared in accordance with GAAP and accompanied by a certificate in the form of Exhibit J (Form of Compliance Certificate) of an Authorized Officer of the Borrower, which shall certify that such copies are the true and complete copies of the financial statements and that such information fairly presents in all material respects the financial condition of the Borrower as of the date delivered.

(c) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, copies of the audited consolidated financial statements of the Limited Guarantors prepared in accordance with GAAP, accompanied by an auditor’s report, without any material qualification as to scope, of a nationally recognized public accounting firm approved by the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed, and the Administrative Agent hereby acknowledging that

PricewaterhouseCoopers LLP and any other “Big 4 Accounting Firm” is acceptable to the Administrative Agent), any management letters prepared by said accountants and a certificate in the form of Exhibit J (Form of Compliance Certificate) of an Authorized Officer of the Borrower certifying that such copies are true and complete copies of the financial statements, auditor’s report and management letters and that such information fairly presents in all material respects the financial condition of the Borrower as of the date delivered.

(d) Changes in Law. Promptly after obtaining actual knowledge thereof, written notice of changes in any other law, rule or regulation of the United States or any state or local jurisdiction that would reasonably be expected to have a Material Adverse Effect.

(e) Financial Statements and Annual Compliance Audit of the Servicer. With respect to the Servicer, promptly after receipt thereof, copies of all reports (including audited financial statements, information security reports and annual compliance audit reports, as applicable) and other documents delivered to the Program Manager pursuant to the Servicing Agreement relating to the Servicer’s performance or financial condition.

(f) Portfolio Reports. At least once per month on or before each Settlement Date (or as soon as reasonably practicable in the case of item (iv) below), a loan portfolio report of Pledged Consumer Loan portfolio activity and delinquency statistics for the immediately preceding month, segmented by loan type and loan status, including, without limitation, (i) the Principal Balance of each Pledged Consumer Loan as of the end of the most recent Collection Period, (ii) the then current interest rate and monthly payment amount for each Pledged Consumer Loan, (iii) the number of days and amount by which any payment on a Pledged Consumer Loan is delinquent and (iv) any other information with respect to the Pledged Consumer Loans reasonably requested by the Administrative Agent, certified in writing as true and complete by an Authorized Officer of the Borrower; provided that, at the Borrower’s discretion, any of the information required to be reported under this Section 7.02(f) may be included in the Monthly Report and, to the extent so included, shall be deemed to satisfy the related requirement of this subsection.

(g) Program Requirements. Promptly upon any change to the Program Requirements, written notice of such change and a copy of the new Program Requirements.

Section 7.03 Negative Covenants of the Borrower and Trustee. From the date hereof until the Final Payout Date, the Borrower and the Trustee (as applicable) shall not, without the prior written consent of the Administrative Agent:

(a) Sales, Liens, Etc. Except as otherwise provided in this Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pledged Consumer Loan or other Collateral, or any interest therein, or any account to which any Collections of or payments on any Pledged Consumer Loans or other Collateral are sent, or any right to receive income or proceeds from or in respect of any of the foregoing.

(b) Extension; Termination; Waiver; Amendment and Other Modification. (i) Extend, terminate, waive, amend or otherwise modify the terms of any Pledged Consumer Loan except (A) in accordance with the express provisions of the Servicing Agreement, including any settlement guidelines set forth in the Servicing Agreement or (B) as may be required by law, (ii) terminate, waive, amend or otherwise modify the terms of or exercise any consent or approval rights under any Transaction Document to which it is a party (other than with the Administrative Agent’s’ consent), except that, prior to the occurrence and continuance of an Event of Default, such Person may exercise consent and approval rights (but may not, for the avoidance of doubt, amend, supplement or otherwise modify the Servicing Agreement, other than with the Administrative Agent’s consent) under the Servicing Agreement, (iii) take or consent to (or permit the Servicer to take or consent to) any other action that impairs the rights of Borrower or any Secured Party to any Collateral or modify, in a manner adverse to any Secured Party, the right of such Secured Party to demand or receive payment under any of the Transaction Documents.

(c) Change in Business. Make any change in the character of its business, which change would reasonably be expected to result in a Material Adverse Effect.

(d) Consolidation, Mergers, Etc. With respect to the Borrower, to the fullest extent permitted by law, dissolve, liquidate, merge into, or consolidate with, one or more corporations or other entities, or be a party to any transaction involving the transfer of any substantial portion of its assets, revenues or properties to or with any corporation or other Person other than sales of Consumer Loans in accordance with Section 12.15 (Permitted Releases) below.

(e) Use of Proceeds. Use the proceeds of any Advance for any purpose other than as provided in Section 1.01.

(f) Servicer Limitations. Permit, and shall not permit the Servicer to permit any Pledged Consumer Loans to be serviced by any servicer other than the Servicer or pursuant to any servicing agreement (other than the Servicing Agreement or any sub-servicer permitted thereunder) without first obtaining the written consent of the Administrative Agent and in accordance with the terms of this Agreement.

(g) Payment Instructions. Change, or permit the Servicer to change, payment instructions to any Obligor other than in accordance with the Servicing Agreement or this Agreement.

(h) ERISA. Establish, contribute to, become a party to, or otherwise incur any liability with respect to any Benefit Plans that would result in a Material Adverse Effect. In addition, neither the Borrower nor the Trust shall be (i) a “benefit plan investor” (as such term is defined in section 3(42) of ERISA) nor (ii) a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that would subject such Person to any law, rule or regulation substantially similar to the provisions of section 406 of ERISA or section 4975 of the Code.

(i) Borrower’s Legal Status. Without providing at least 30 days’ prior written notice to the Administrative Agent and satisfying all other requirements set forth in this Agreement with respect to such action (including all actions required to maintain the Administrative Agent’s first priority perfected security interest for the benefit of the Secured Parties in the Collateral, subject to Liens permitted by this Agreement), the Borrower shall not change its name, type of organization, jurisdiction of organization or other legal structure; and following any change of its place of business, chief executive office, any office where it keeps books and records, mailing address or organizational identification number, the Borrower shall provide the Administrative Agent with prompt notice (and in no event later than 30 days) of such change.

(j) Borrower’s Business. The Borrower shall not, (a) Guarantee any obligation of any Person, including any Affiliate; (b) own assets or engage, directly or indirectly, in any business other than the ownership of the assets contemplated by, and actions required or permitted to be performed under, the Transaction Documents; (c) incur, create or assume any Indebtedness not arising under or expressly permitted by this Agreement or any other Transaction Document; (d) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Borrower may acquire Consumer Loans, may invest in those investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provision of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions; (e) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than sales of Consumer Loans, to the extent permitted under Section 7.03(d), and such other activities as are expressly permitted by this Agreement; or (f) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other).

(k) No Dividends or Distributions. The Borrower will not make (a) any dividend or other distribution, direct or indirect, on account of the membership interests or any other Equity Interests of the Borrower now or hereafter outstanding, or (b) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of the membership interests or any other Equity Interests of the Borrower now or hereafter outstanding; provided, however, that this Section 7.03(k) shall not prohibit dividends or distributions from funds released to the Borrower pursuant to clause ninth of Section 3.03(a) above or pursuant to clause eighth of Section 3.03(b), or sales, purchases or repurchases, as applicable, of Consumer Loans pursuant to Section 4.2 of the Purchase and Sale Agreement or Section 6.03 (Repurchase upon Breach) above upon a breach of representation or warranty of the Borrower or the Trustee.

(l) Program Requirements. The Borrower shall not consent to any material change to the terms of the Program Requirements set forth in Exhibit I (Program Requirements), except with the prior written consent of the Administrative Agent. For the avoidance of doubt, any change as it relates to the pricing of the credit tiers as outlined in the Program Requirements shall not be construed as a material change.

ARTICLE VIII

AMORTIZATION EVENTS; EVENTS OF DEFAULT; REMEDIES

[Intentionally Omitted]

ARTICLE IX

ASSIGNMENT OF LENDERS’ INTERESTS

Section 9.01 Assignments.

(a) This Agreement and each Lender’s rights and obligations herein (including the Advances) shall be assignable, in whole or in part, by such Lender and its successors and assigns with prompt notice to the Administrative Agent and the Borrower and, so long as no Event of Default, Unmatured Event of Default or Amortization Event exists, such Lender shall obtain the Borrower’s written consent (not to be unreasonably withheld, conditioned or delayed) prior to any such assignment unless such assignment is to the Administrative Agent, a third-party collateral trustee for such Lender, another Lender, or an Affiliate of a Lender. In no event may any portion of the Advances be assigned to any Person that is not a Qualified Purchaser. Each assignor may, subject to the restrictions set forth in this Section 9.01(a), in Section 12.12 and in the Note, in connection with a prospective assignment, disclose to the applicable prospective assignee any information relating to Borrower or the Collateral furnished to such assignor by or on behalf of the Credit Parties, the Administrative Agent or another Lender.

(b) The Borrower may not assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Lenders.

(c) Without limiting any other rights that may be available under applicable law, the rights of any Lender may be enforced through it or by its agents. The Lenders hereby appoint Banco Santander S.A., New York Branch, as Administrative Agent to act on behalf of all the Lenders and to take actions and make decisions on behalf of all the Lenders; provided that no such action or decision made by any such Administrative Agent shall be materially adverse to the interests of any Lender without their prior written consent.

(d) Each Lender may, without the consent of the Borrower, sell participations to one or more banks or other entities that is a Qualified Purchaser (each, a “Participant”) in all or a portion of its rights and obligations hereunder (including the outstanding Advances); provided that, following the sale of a participation under this Agreement (i) the obligations of such Lender shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower shall continue to deal solely and directly with the Administrative Agent or such Lender, as appropriate, in connection with such Lender’s rights and obligations under this Agreement and (iv) such Participant will not be entitled to receive any payment under Section 2.06 (Taxes), 4.02 (Increased Costs; Capital Adequacy) or 10.01 (Indemnities) related to Taxes, in excess of the payments such Lender would have been entitled to receive. The Borrower acknowledges and agrees that such Lender’s sources of funds may derive in part from its Participants. Accordingly, references in Article IV, Section 12.05 and the other terms and provisions of this Agreement and the other Transaction Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to such Lender shall be deemed also to include those of its Participants. If any Lender sells a participating interest in any Advance or other interest to a Participant, such Lender shall record in book entries maintained by such Lender the name and the amount of the participating interest of each Participant entitled to receive payments in respect of such participating interests.

(e) The Administrative Agent shall maintain a register (the “Register”) on which it will record the name and address of each Lender (including any assignees), the principal amounts (and stated interest) owing to each Lender under this Agreement, and any other information necessary to ensure that the Advances are maintained “in registered form” within the meaning of Treasury regulations section 5f.103-1(c). The entries in the Register will be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders will treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Administrative Agent shall update the Register promptly upon receiving written notice from any Lender of an assignment of such Lender’s interests hereunder, and no such assignment shall be effective until reflected in the Register. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

(f) In the event that any Lender sells a participation of its rights and obligations hereunder, such Lender shall maintain a register (the “Participant Register”) on which it will record the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in such rights and obligations, and any other information necessary to ensure that the Advances are maintained “in registered form” within the meaning of Treasury regulations section 5f.103-1(c). The entries in the Participant Register will be conclusive absent manifest error, and such Lender will treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. Such Lender shall update the Participant Register promptly upon a sale of a participation of such Lender’s rights and obligations hereunder, and no such sale of a participation shall be effective until reflected in the Participant Register. Such Lender will not have any obligation to disclose all or any portion of the Participant Register to any Person except (i) that it will notify the Borrower of such participation and (ii) to the extent that such disclosure is necessary to establish that the Advances are maintained “in registered form” within the meaning of Treasury regulations section 5f.103-1(c).

(g) If a Lender is a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.01), all of its interests, rights (other than its existing rights to payments hereunder) and obligations under this Agreement and the related Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), or terminate the commitment of such Lender, provided that:

(i) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loan Amount, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from (i) in the case of an assignment, the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) or (ii) in the case of a termination, the Borrower;

(ii) such assignment does not conflict with applicable law;

(iii) in the case of any such assignment resulting from a Non-Consenting Lender’s failure to consent to a proposed change, waiver, discharge or termination with respect to any Transaction Document, the applicable replacement bank or financial institution consents to the proposed change, waiver, discharge or termination; and

(iv) in the case of a termination, no Event of Default shall have occurred and be continuing.

Section 9.02 Rights of Assignee. Upon the assignment by any Lender in accordance with this Article IX, the assignee receiving such assignment shall have all of the rights of such Lender with respect to the Transaction Documents and the Collateral (or such portion thereof as has been assigned), and all of the obligations of such Lender under Sections 2.06 (Taxes) and 9.01(d).

Section 9.03 Evidence of Assignment. Any assignment of such Lender’s rights and obligations hereunder, and the Advances (or any portion thereof), to any Person may be evidenced by an Assignment and Acceptance or such other instrument(s) or document(s) as may be satisfactory to the assigning Lender, the Borrower (so long as no Event of Default shall have occurred that is continuing) and the assignee.

Section 9.04 Pledge; Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any interest it has in any Advances and any rights to payment on such Advances or interest thereon) under this Agreement to secure obligations of such Lender or an Affiliate of such Lender to a Federal Reserve Bank, without notice to or consent of the Borrower or any other party hereto; provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder, or substitute any such pledgee or grantee for such Lender as a party hereto.

Section 9.05 Patriot Act. Each Lender hereby notifies the Borrower and the Trustee that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, the Trust and the Trustee, which information includes the name and address of the Borrower, the Trust and the Trustee and other information that will allow such Lender to identify the Borrower, the Trust and the Trustee in accordance with the Patriot Act.

ARTICLE X

INDEMNIFICATION

Section 10.01 Indemnities.

(a) Indemnity by Borrower. Without limiting any other rights that any such Person may have hereunder or under applicable law (including, without limitation, the right to recover damages for breach of contract), the Borrower hereby agrees to indemnify the Administrative Agent, each Lender and their respective Affiliates, and all permitted successors and assigns and all officers, directors, stockholders, members, employees, advisors, representatives and agents of any of the foregoing (each an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to the Transaction Documents or the funding of the Advances or the use of proceeds therefrom or in respect of any Pledged Consumer Loan; but excluding, however, (w) any Taxes, other than any Taxes that represent damages, losses, claims, liabilities, and related costs and expenses arising from any non-Tax claim, (x) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of an Indemnified Party, and (y) Indemnified Amounts to the extent the same includes losses in respect of Consumer Loans that are uncollectible solely on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor or for diminution of value for Consumer Loans without breach of any representation, warranty or covenant by the Borrower.

(b) Any amounts subject to the indemnification provisions of this Section 10.01(a) shall be paid by the Borrower to the related Indemnified Party within fifteen Business Days following demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

(c)	Control of Litigation and Settlements.

(i)

In case any action, suit, proceeding, investigation or claim is brought against an Indemnified Party under this Article X and such party notifies the Indemnifying Parties of the commencement thereof (it being understood that any failure to so notify the Indemnifying Parties shall not relieve any Indemnifying Party from any liability which the Indemnifying Parties may have pursuant to this Article X), an Indemnifying Party may, solely to the extent it is also a named defendant or target of such action, suit, proceeding, investigation or claim and desires jointly to participate in the defense thereof, retain counsel satisfactory to and consented to in writing by the Indemnified Party to undertake such joint defense and Indemnifying Party such shall be entitled to participate in such defense and shall cooperate therein, at such Indemnifying Party’s cost, risk and expense; provided, that as a condition to participating in or assuming any part of such defense, the Indemnifying Party must agree in writing that it is liable for any Indemnified Amounts arising out of or in connection with such action, suit, proceeding, investigation or claim. Notwithstanding the foregoing, any Indemnified Party shall have the right to retain separate counsel and the Borrower shall pay as incurred (or within five Business Days of presentation of an invoice) the costs, fees, expenses and disbursements of such separate counsel retained by such Indemnified Party in the event (x) the Indemnifying Party shall not have retained counsel satisfactory to such Indemnified Party in a timely manner to undertake joint representation, (y) such Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Indemnifying Party or (z) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and such Indemnified Party and joint representation of both such parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

(ii)

No Indemnified Party shall, without the prior written consent of the relevant Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened action, suit, proceeding or claim for which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of such Indemnifying Party from all liability arising out of, related to or in connection with such action, suit, proceeding or claim, and which settlement, compromise or consent, in each case must not include any admission of liability adverse to such Indemnifying Party. No Indemnifying Party shall, without the prior written consent of all Indemnified Parties that are party thereto (which consent shall not be unreasonably withheld, conditioned or delayed) settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding for which indemnification may be sought hereunder, unless such settlement, compromise or consent includes an unconditional release of all such Indemnified Parties from all liability arising out of such claim, action or proceeding, and which settlement in each case must not include any admission of fault or liability adverse to any Indemnified Party other than the payment of money damages by the Indemnifying Party. Each Indemnified Party who is not directly a party to this Agreement is an express third party beneficiary of this Agreement.

ARTICLE XI

RESERVED

ARTICLE XII

MISCELLANEOUS

Section 12.01 Amendments, Etc.. No amendment or waiver of any provision of this Agreement or termination of this Agreement nor any consent to any departure by the Borrower or the Trustee therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Borrower, the Trustee, the Required Lenders, and the Administrative Agent. Notwithstanding the foregoing, no Fundamental Amendment shall in any event be effective unless the same shall be in writing and signed by each of the Borrower, the Trustee, each Lender party hereto, and the Administrative Agent. No amendment or waiver of any provision of this Agreement adverse to the interests of the Account Institution shall be effective against the Account Institution without the consent of the Account Institution.

Section 12.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or e-mail) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth on Schedule 12.02 (Notice Addresses) hereto (or with respect to Lenders after the Closing Date, as set forth in the Assignment and Acceptance or any amendment or supplement thereto) or at such other address as shall be designated by such party in a written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by e-mail, when sent to the specified e-mail address, (iii) if given by certified or registered mail, five days after being postmarked (except that notices and communications by mail pursuant to Article I (Advances) above or notices of Unmatured Events of Default, Events of Default, Amortization Events and Servicer Events of Default shall not be effective until received), (iv) if given by nationally recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (v) if by hand delivery, when delivered at the address specified pursuant to this Section 12.02 (Notices, Etc.) above.

Section 12.03 No Waiver; Remedies. No failure on the part of the Borrower, any Lender, any Affected Party, any Indemnified Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (unless waived in writing); nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 12.04 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Trustee, the Trust, the Administrative Agent and the Lenders, and their respective successors and assigns, and the provisions of Section 4.02 (Increased Costs; Capital Adequacy), Section 4.03 (Funding Indemnification) (with respect to the Affected Parties), and Article X (with respect to the Indemnified Parties) shall inure to the benefit of the Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, that, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 9.01. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. With the exception of Article I, Article II (other than Sections 2.03 (Repayments and Prepayments), and 2.06 (Taxes)), Article III (Settlements), Article IV (other than Sections 4.02 (Increased Costs; Capital Adequacy) and 4.03 (Funding Indemnification)), Article V (Conditions of Borrowings), Article VII, Article VIII (other than Section 8.02) and Article XI the provisions of this Agreement shall survive the Final Payout Date. The Account Institution shall be an express third party beneficiary of this Agreement.

Section 12.05 Costs and Expenses. In addition to its obligations under Article X, the Borrower agrees to pay, within five Business Days of demand therefor: all costs and expenses incurred by any Lender and its Affiliates in connection with the negotiation, preparation, execution and delivery of, the amendment to, the waiver of, or the enforcement of, this Agreement and the other Transaction Documents, including (i) the fees, charges and disbursements of counsel to any of such Persons incurred in connection with any of the foregoing, such fees, charges and disbursements not to exceed     , (ii) the reasonable fees, charges and disbursements of counsel incurred in advising such Persons as to their respective rights and remedies under any of the Transaction Documents following the Closing Date, (iii) all out-of-pocket expenses (including fees and expenses of independent accountants), incurred in connection with any review of the Borrower’s books and records including pursuant to Section 7.01(c) (Audits) above, subject to the limits set forth in such Section 7.01(c), (iv) out-of-pocket expenses incurred in enforcing indemnification rights under the Transaction Documents and (v) out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Advances hereunder.

Section 12.06 Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

Section 12.07 Integration. This Agreement and the other Transaction Documents, contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

Section 12.08 Governing Law. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), EXCEPT, AS TO ANY TRANSACTION DOCUMENT, AS EXPRESSLY SET FORTH THEREIN AND EXCEPT TO THE EXTENT THAT THE CREATION, PERFECTION OR PRIORITY OF THE INTERESTS OF THE SECURED PARTIES IN THE COLLATERAL IS GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Section 12.09 Waiver of Jury Trial; Submission to Jurisdiction. EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF THE BORROWER, THE SERVICER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF A SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF FOR THE PURPOSE OF ADJUDICATING ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, IN TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND, FOR SUCH PURPOSE, HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE THEREIN OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.09 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

Section 12.10 Execution in Counterparts; Severability. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Laws”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Laws due to the character or intended character of the writings.

Section 12.11 No Recourse Against Other Parties. No recourse under any obligation, covenant or agreement of the Administrative Agent, the Lenders, or any Credit Party contained in this Agreement shall be had against any stockholder, member, employee, officer, director, or incorporator of any such party; provided, however, that, nothing in this Section 12.11 shall relieve any of the foregoing Persons from any liability which such Person may otherwise have for his/her or its gross negligence or willful misconduct.

Section 12.12 Confidentiality.

(a) Each Lender and the Administrative Agent agrees to keep confidential and not disclose the terms hereof and of the other Transaction Documents or the structure of the transaction contemplated by the Transaction Documents (the “Transaction”), or any non-public information or documents related to the Borrower or any Affiliate of the Borrower delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the Transaction; provided, however, that, a Lender or the Administrative Agent may disclose such information:

(i)

to the extent required or deemed necessary and/or advisable by such Person’s counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree;

(ii)

to its Affiliates and its Affiliates’ officers, directors, employees, accountants, auditors, agents, potential agents and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality;

(iii)

to any permitted assignee or participant or potential assignee or participant of or with such Lender so long as the information disclosed is reasonably related to such Person’s evaluation of the participation and such Person agrees in writing for the benefit of the Borrower and the Servicer to maintain the confidentiality of such information on terms similar in all material respects to this Section 12.12;

(iv)	in connection with the enforcement of its rights and remedies under this Agreement or of any of the other Transaction Documents;

(v)

to any collateral trustee appointed by the Lender to comply with Rule 3a-7 under the Investment Company Act, provided such collateral trustee is informed of the confidential nature of such information;

(vi)

to any nationally recognized statistical rating organization for the purpose of assisting in the negotiation, completion, administration and evaluation of the Transaction or in compliance with Rule 17g-5 under the Exchange Act (or to any other rating agency in compliance with any similar rule or regulation in any relevant jurisdiction);

(vii)	to its and its Affiliates’ regulators; or

(viii)	with the consent of the Borrower.

Notwithstanding the foregoing, the obligations of the Lenders and the Administrative Agent under this Section 12.12(a) shall not apply to disclosures of any information, documents or portions thereof that (x) were of public knowledge or literature generally available to the public at the time of such disclosure, (y) have become part of the public domain by publication or otherwise, other than as a result of the failure of any Person required to keep such information confidential as provided in this Section 12.12(a) to do so or (z) are disclosed with the prior written consent of the Borrower. Further, notwithstanding anything to the contrary herein, the parties hereto (and each of their employees, representatives and other agents) may disclose to any persons, without limitation of any kind, the tax treatment and tax structure of the transaction contemplated by this Agreement.

(b) Each of the Borrower and the Trust agrees that it shall not (and shall not allow any of its Affiliates to) disclose to any Person or entity the specific pricing, advance rate or concentration limit information provided by any Lender and Affiliates of any Lender or the amount or terms of any fees payable to any Lender or any Affiliate of any Lender in connection with the Transaction (collectively, the “Product Information”), except

(i)

to its and its Affiliates’ employees, officers, directors, advisors, representatives, accountants, legal counsel and agents (collectively, the “Borrower Representatives”) who have a need to know the Product Information for the purpose of assisting in the negotiation and completion of the Transaction and performing the Borrower’s or its Affiliates’ obligations under the Transaction Documents, and who agree to be bound by the provisions of this Section 12.12 and to use such Product Information only in connection with the Transaction and not for any other purpose;

(ii)

to the extent any Credit Party or any Affiliate or their counsel thereof deems reasonably necessary in order to comply with any requirement of any law, governmental agency or other regulatory body, or in connection with any judicial, regulatory, arbitration or governmental proceeding;

(iii)

to any nationally recognized statistical rating organization for the purpose of assisting in the negotiation, completion, administration and evaluation of the Transaction or in compliance with Rule 17g-5 under the Exchange Act (or to any other rating agency in compliance with any similar rule or regulation in any relevant jurisdiction);

(iv)	to its and its Affiliates’ regulators;

(v)	to the Administrative Agent; or

(vi)	with the prior written consent of such Lender.

“Product Information” shall not include, however, information that is a matter of general public knowledge or has heretofore been or is hereafter published in any source generally available to the public other than as a result of a disclosure by any Person required to keep such information confidential as provided in this Section 12.12. Each of the Borrower and the Servicer will be responsible for any failure of any Borrower Representative to comply with the provisions of this Section 12.12.

(c) Each party hereto agrees not to use the name of each other party hereto in any press release or marketing materials without the prior written consent of such other party; provided that the foregoing shall not apply to any documents that any party reasonably determines are required by applicable law, rule or regulation to include such other party’s name and to be filed with the SEC or any other regulatory body so long as the disclosing party has, to the extent reasonably practicable, given such other party the opportunity to review the form and content of such proposed filing in advance.

(d) The parties hereto shall also adhere to the following requirements regarding the confidentiality and security of Obligor Information and Consumer Loan Files:

(i)	Definitions:

(A)

“Obligor Information” means any personally identifiable information or records in any form (oral, written, graphic, electronic, machine-readable, or otherwise) relating to an Obligor, including, but not limited to: an Obligor’s name, address, telephone number, account number, or transactional account history, account status; the fact that the Obligor has a relationship with Borrower or Servicer; and any other personally identifiable information.

(B)

“Information Security Program” means written policies and procedures adopted and maintained to (i) ensure the security and confidentiality of Obligor Information, (ii) protect against any anticipated threats or hazards to the security or integrity of the Obligor Information, (iii) protect against unauthorized access to or use of the Obligor Information that could result in substantial harm or inconvenience to any Obligor, (iv) ensure the proper disposal of such Obligor Information and (v) that fully comply with the applicable provisions of the Privacy Requirements.

(C)

“Privacy Requirements” means (i) Title V of the Gramm-Leach- Bliley Act, 15 U.S.C. 6801 et seq., (ii) federal regulations implementing such act and codified at 12 CFR Parts 40, 216, 332, and 573 and 16 C.F.R. Part 313, (iii) Interagency Guidelines Establishing Standards For Safeguarding Obligor Information and codified at 12 C.F.R. Parts 30, 208, 211, 225, 263, 308, 364, 568, and 570, and 16 C.F.R. Part 314 and (iv) other applicable federal, state and local laws, rules, regulations, and orders relating to the privacy and security of Obligor Information.

(ii)	Protection and Security of Obligor Information Under Gramm-Leach- Bliley Act.

(A)	Each party hereto shall maintain at all times an Information Security Program.

(B)

Each party hereto shall assess, manage, and control risks relating to the security and confidentiality of Obligor Information, and shall implement the standards relating to such risks in the manner set forth in the applicable provisions of the Privacy Requirements.

(C)

Without limiting the scope of the above, each party hereto shall use at least the same physical and other security measures to protect all Obligor Information in such party’s possession or control, as such party uses for its own confidential and proprietary information.

(iii)

Compliance with Privacy Requirements. The parties hereto shall comply with all applicable Privacy Requirements. The parties hereto will not utilize Obligor Information for any purpose not in connection with the transactions contemplated under this Agreement and the other Transaction Documents.

(iv)

Unauthorized Access to Obligor Information. In the event the Borrower, the Administrative Agent or any Lender knows or reasonably believes that there has been any unauthorized access to Obligor Information in the possession or control of the Borrower, the Administrative Agent or such Lender, as applicable, that compromises (or threatens to compromise) the security, confidentiality or integrity of such Obligor Information, the Borrower, the Administrative Agent or such Lender, as applicable, shall take the following actions:

(A)	promptly notify Servicer of such unauthorized access;

(B)	identify to Servicer what specific Obligor Information may have been accessed, including (if applicable) the name and account number of each affected Obligor;

(C)	take commercially reasonable steps to remedy the circumstances that permitted any such unauthorized access to occur;

(D)	take commercially reasonable steps to prohibit further disclosure of Obligor Information;

(E)	upon Servicer’s request, share with such other party the results of any computer forensics analysis of any unauthorized access; and

(F)	cooperate with Servicer as reasonably necessary to facilitate compliance with any applicable laws and regulations regarding unauthorized access of Obligor Information.

Section 12.13 Limitation of Liability. No claim may be made by the Borrower, any of its Affiliates, or any other Person against any Lender or its Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 12.14 No Advisory or Fiduciary Responsibility. The Borrower acknowledges and agrees that: (i) the Transaction is an arm’s-length commercial transaction between the Borrower, on the one hand, and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the Transaction; (ii) in connection with the Transaction each Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Borrower, any Credit Party or any of their respective Affiliates; (iii) no Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower, any Credit Party or any of their respective Affiliates with respect to the Transaction or the process leading thereto (irrespective of whether such Lender has advised or is currently advising any Credit Party and no Lender has any obligation to the Borrower, any Credit Party or any of their respective Affiliates with respect to the Transaction except the obligations expressly set forth in the Transaction Documents; (iv) each Lender and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Credit Parties and their Affiliates, and such Lender has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) no Lender has provided any legal, accounting, regulatory or tax advice with respect to the Transaction and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against any Lender with respect to any breach or alleged breach of agency or fiduciary duty.

Section 12.15 Permitted Releases.

(a) Notwithstanding anything to the contrary in this Agreement, any or all of the Pledged Consumer Loans may be released from the lien and security interest of the Administrative Agent in connection with any Permitted Release; provided that, after giving effect to such Permitted Release, (i) the Loan Amount shall not exceed the Borrowing Base immediately prior to or immediately after the consummation of such Permitted Release, as evidenced by a report summarizing the changes in the outstanding Loan Amount delivered to the Administrative Agent at least one Business Day prior to such Permitted Release, (ii) the Borrower shall make a deposit into the Collection Account in immediately available funds equal to the amount, if any, necessary to cause the Loan Amount (upon prepayment pursuant to Section 2.03 (Repayments and Prepayments) above) to be equal to or less than the Borrowing Base on such date, (iii) the Borrower shall make a deposit into the Collection Account in immediately available funds equal to the related Exit Fee, (iv) no Event of Default or Amortization Event will occur as a result of such Permitted Release, and (v) the credit quality of the remaining pool of Pledged Consumer Loans shall not be materially inferior to such pool prior to the proposed Permitted Release.

(b) At least two Business Days prior to any Permitted Release, the Borrower shall be required to deliver to the Administrative Agent a report (the “Release Notification Report”), summarizing the details of such transaction, including (i) a schedule of all Pledged Consumer Loans to be released, (ii) a statement that all conditions precedent for such release pursuant to this Section 12.15 have been met and (iii) a statement that the amount that the outstanding Loan Amount will be paid down simultaneously with the effectiveness of the Permitted Release is a permitted prepayment in accordance with Section 2.03 (Repayments and Prepayments) above.

(c) Any transaction not in compliance with this Section 12.15 by the Borrower or its Affiliates shall be null and void and shall not create any lien or security interest, or transfer any right, title, or interest in or to any of the applicable Pledged Consumer Loans.

Section 12.16 Nonpetition. Notwithstanding any prior termination of this Agreement, neither the Administrative Agent nor any Lender shall, prior to the date which is one year and one day after the date upon which all obligations and payments under this Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause the Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Borrower under any United States federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Borrower.

Section 12.17 Limited Recourse.

(a) Notwithstanding anything to the contrary contained herein, the obligations of the Borrower under this Agreement are solely the obligations of the Borrower and, in the case of obligations of the Borrower other than with respect to the Note, shall be payable at such time as funds are received by or are available to the Borrower in excess of funds necessary to pay in full the Note, the claims relating thereto shall not constitute a claim against the Borrower but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in the Bankruptcy Code) of any such party shall be subordinated to the payment in full of the Note.

(b) No recourse under any obligation, covenant or agreement of the Borrower contained in this Agreement shall be had against any member, manager, officer, director, employee or agent of the Borrower, the Trustee, the Trust or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that, except as expressly set forth herein, the Note is solely an obligation of the Borrower individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, employee or agent of the Borrower, the Trustee, the Trust or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the Borrower contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such member, manager, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 12.17 shall survive termination of this Agreement.

Section 12.18 Erroneous Payments.

(a) If the Administrative Agent notifies a Lender or other holder of any Obligations (each, a “Lender Party”), or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 12.18(b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously received by, such Payment Recipient (whether or not such error is known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting Section 12.18(a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error (in whole or in part):

(i)

(A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and

(ii)

such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.18(b).

(c) Each Lender Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender Party from any source, against any amount due to the Administrative Agent under Section 12.18(a) or under the indemnification provisions of this Agreement.

(d) An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations, except to the extent such Erroneous Payment comprises funds received by the Administrative Agent from a Credit Party for the purpose of making such Erroneous Payment.

(e) To the extent permitted by applicable law, each Payment Recipient hereby agrees not to assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment, including without limitation any defense based on “discharge for value” or any similar doctrine, with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment.

(f) Each party’s agreements under this Section 12.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the commitments, or the repayment, satisfaction or discharge of any or all Obligations.

Section 12.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

ARTICLE XIII

THE ADMINISTRATIVE AGENT

Section 13.01 Authorization and Action. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and, to the extent applicable, the other Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, subject to the terms hereof. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Transaction Documents, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties or obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or any other Transaction Document to which the Administrative Agent is a party (if any) as duties on its part to be performed or observed. The Administrative Agent shall not have or be construed to have any other duties or responsibilities in respect of this Agreement and the transactions contemplated hereby. As to any matters not expressly provided for by this Agreement or the other Transaction Documents, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders; provided that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent, in its judgment, to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable law, or would be, in its judgment, contrary to its duties hereunder, under any other Transaction Document or under applicable law. Each Lender agrees that in any instance in which the Transaction Documents provide that the Administrative Agent’s consent may not be unreasonably withheld, provide for the exercise of the Administrative Agent’s reasonable discretion, or provide to a similar effect, it shall not in its instructions (or, by refusing to provide instruction) to the Administrative Agent withhold its consent or exercise its discretion in an unreasonable manner.

Section 13.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 13.03 Agent’s Reliance, Etc.

(a) Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent: (i) may consult with legal counsel (including, without limitation, counsel for the Credit Parties or any of their Affiliates) and independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Secured Party or any other Person and shall not be responsible to any Secured Party or any Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Transaction Documents by any other Person; (iii) shall not have any duty to monitor, ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the other Transaction Documents or any related documents on the part of the Borrower or the Servicer or any other Person or to inspect the property (including the books and records) of the Credit Parties; (iv) shall not be responsible to any Secured Party or any other Person for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Collateral, this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or for the validity, perfection, priority or enforceability of the Liens on the Collateral; and (v) shall incur no liability under or in respect of this Agreement or any other Transaction Document by relying on, acting upon (or by refraining from action in reliance on) any notice, consent, certificate, instruction or waiver, report, statement, opinion, direction or other instrument or writing (which may be delivered by telecopier, email, cable or telex, if acceptable to it) believed by it to be genuine and believe by it to be signed or sent by the proper party or parties. The Administrative Agent shall not have any liability to any Credit Party or any other Lender or any other Person for any Credit Party’s, or any Lender’s, as the case may be, performance of, or failure to perform, any of their respective obligations and duties under this Agreement or any other Transaction Document.

(b) The Administrative Agent shall be entitled to assume the due authority of any signatory and genuineness of any signature appearing on any instrument or document it may receive. The Administrative Agent shall not be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action (including without limitation for refusing to exercise discretion or for withholding its consent in the absence of its receipt of, or resulting from a failure, delay or refusal on the part of the Required Lenders to provide, written instruction to exercise such discretion or grant such consent from the Required Lenders, as applicable). The Administrative Agent shall not be liable for any error of judgment made in good faith unless it shall be proven by a court of competent jurisdiction that the Administrative Agent was grossly negligent in ascertaining the relevant facts. Nothing herein or in any Transaction Documents shall obligate the Administrative Agent to advance, expend or risk its own funds, or to take any action which in its reasonable judgment may cause it to incur any expense or financial or other liability for which it is not adequately indemnified. The Administrative Agent shall not be liable for any indirect, special or consequential damages (included but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action. The Administrative Agent shall not be charged with knowledge or notice of any matter unless actually known to a responsible officer of the Administrative Agent, or unless and to the extent written notice of such matter is received by the Administrative Agent at its address in accordance with Section 12.02 (Notices, Etc.) above. Any permissive grant of power to the Administrative Agent hereunder shall not be construed to be a duty to act. The Administrative Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document. The Administrative Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct, bad faith, reckless disregard or grossly negligent performance or omission of its duties.

(c) The Administrative Agent shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

Section 13.04 Indemnification. Each of the Lenders agrees to indemnify and hold the Administrative Agent harmless (to the extent not reimbursed by or on behalf of the Credit Parties) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys’ fees and expenses) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent under this Agreement or any other Transaction Document, in each case, to the extent that Borrower or any Credit Party is required to and does not indemnify the Administrative Agent pursuant to the Transaction Documents; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s gross negligence or willful misconduct. The rights of the Administrative Agent and obligations of the Lenders under or pursuant to this Section 13.04 shall survive the termination of this Agreement, and the earlier removal or resignation of the Administrative Agent hereunder.

Section 13.05 Successor Administrative Agent. Subject to the terms of this Section 13.05, the Administrative Agent may, upon 30 days’ notice to the Lenders and the Borrower, resign as Administrative Agent. If the Administrative Agent shall resign then the Required Lenders shall appoint a successor agent. If for any reason a successor agent is not so appointed and does not accept such appointment within 30 days of notice of resignation the Administrative Agent may appoint a successor agent. The appointment of any successor Administrative Agent shall be subject to the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed); provided that the consent of the Borrower to any such appointment shall not be required if (i) an Event of Default shall have occurred and is continuing or (ii) if such successor Administrative Agent is a Lender or an Affiliate of such Administrative Agent or any Lender. Any resignation of the Administrative Agent shall be effective upon the appointment of a successor agent pursuant to this Section 13.05. After the effectiveness of the retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XIII shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and under the other Transaction Documents. Any Person (i) into which the Administrative Agent may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Administrative Agent shall be a party, or (iii) that may succeed to the properties and assets of the Administrative Agent substantially as a whole, shall be the successor to the Administrative Agent under this Agreement without further act of any of the parties to this Agreement.

Section 13.06 Administrative Agent’s Capacity as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any other Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 13.07 Delivery of Notices and Reports. Promptly upon receipt thereof, the Administrative Agent shall distribute all notices and reports received by it pursuant to this Agreement to each Lender at the address for such Lender to the Administrative Agent in the related Assignment and Acceptance.

Section 13.08 Exercise of Trustee Discretion; Limitation of Trustee Liability. Notwithstanding anything to the contrary in this Agreement, and for the avoidance of doubt, it is hereby acknowledged and agreed that each and every exercise of discretion on the part of the Trust or the Trustee under this Agreement (including the election to exercise or waive any right, the delivery of any written notice, and the grant or withholding of any consent or approval), may be made by the Program Manager in accordance with the Trust Agreement, as amended from time to time. It is expressly understood and agreed by the parties hereto (and any Person claiming by or through the parties hereto) that (i) this Agreement is executed and delivered by UMB Bank, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the undertakings and agreements herein made on the part of the Trust or the Trustee is made and intended not as personal undertakings or agreements by UMB Bank but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any obligation or liability on UMB Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall UMB Bank (in its individual capacity or as trustee of the Trust) be personally liable for the payment of any indebtedness, indemnification or expenses of the Trustee or the Trust or be liable for the performance, breach or failure of any obligation or covenant made or undertaken by the Trustee or the Trust under this Agreement or any related document. Without limitation of anything in the foregoing, in no event shall UMB Bank have any liability to any Person under or in connection with this Agreement, any liability of the Trustee or the Trust being solely the liability of the Trust and the assets of the Trust.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PALCO LVS 6 LP, as the Borrower and Program Manager

By:	PALCO LVS 6 GP LLC, its general partner
By:	/s/ Harin de Silva
Name:	Harin de Silva
Title:	Authorized Person

PALCO Holdings 3 LP, a Delaware limited partnership, as Sponsor, solely with respect to Section 6.05
(EU Risk Retention)

By: PIMCO Asset-Based Lending Company LLC—Series I, its co-general partner
By:	/s/ Harin de Silva
Name:	Harin de Silva
Title:	Co-President

By: PALCO Holding A Offshore LP, its co-general partner

By: PALCO Holding A Offshore Ltd., its general partner

By: PIMCO Asset-Based Lending Company LLC—Series
II, its sole director
By:	/s/ Harin de Silva
Name:	Harin de Silva
Title:	Co-President

[Signature Page to Credit and Security Agreement]

UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL Trust 1,

By:	/s/ Molly Beane
Name:	Molly Beane
Title:	Vice President

[Signature Page to Credit and Security Agreement]

BANCO SANTANDER S.A., NEW YORK BRANCH,

as the Administrative Agent

By:	/s/ Kai Ang /s/ Adam Smith
Name:	Kai Ang	Adam Smith
Title:	Managing Director	Managing Director

[Signature Page to Credit and Security Agreement]

BANCO SANTANDER S.A., NEW YORK BRANCH,
as Lender

By:	/s/ Kai Ang /s/ Adam Smith
Name:	Kai Ang	Adam Smith
Title:	Managing Director	Managing Director

[Signature Page to Credit and Security Agreement]

APPENDIX A

Definitions

This is Appendix A is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB Bank, National Association, not in its individual capacity, but solely as trustee (the “Trustee”) for PAL CL Trust 1, a New York common law trust (the “Trust”), BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”). Each reference in this Appendix A to any Section, the Preamble, Appendix or Exhibit refers to such Section of or Appendix, Preamble or Exhibit to the Agreement.

A. Defined Terms. As used in this Agreement, the following terms have the meanings indicated below (such definitions to be applicable to both the singular and plural forms of such terms):

“ABR” means, for any day, a rate per annum determined by the Administrative Agent to be equal to the highest of (a) the Prime Rate for such day, (b) the sum of     and the Federal Funds Rate for such day, and (c) the sum of Term SOFR plus   .

“ABR Loans” means Advances denominated in U.S. Dollars bearing interest at a rate based on ABR.

“Account Control Agreement” means the Deposit Account Control Agreement, dated as of the Closing Date, among the Account Institution, the Administrative Agent and the Borrower, or, if the Administrative Agent (with the consent of the Borrower; provided that no such consent shall be required following the occurrence of an Event of Default or Servicer Event of Default) subsequently designates another account as the Collection Account hereunder, the account control agreement entered into in connection with such account, in form and substance acceptable to the Administrative Agent.

“Account Institution” means U.S. Bank National Association, or another Eligible Institution selected by the Borrower and consented to by the Administrative Agent.

“Administrative Agent” means Banco Santander S.A., New York Branch and its permitted successors and assigns in such capacity.

“Administrative Agent’s Account” shall mean the account designated by the Administrative Agent from time to time by notice to the Borrower.

“Advance” has the meaning set forth in Section 1.01 (Advances).

“Advance Rate Percentage Stepdown Event” shall occur hereunder upon the occurrence of any of the following events:

Appendix A-1	Definitions

(a) the Three Month Average Delinquency Ratio is greater than     as of the last day of any calendar month;

(b) the Three Month Average Default Ratio is greater than     as of the last day of any calendar month; or

(c) the Three Month Average Excess Spread Ratio is less than     as of the last day of any calendar month.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Party” means each Lender and any assignee of such Lender.

“Affiliate” when used with respect to a Person, means any other Person controlling, controlled by, or under common control with, such Person.

“Aggregate Included Consumer Loan Balance” means, as of any date of determination, the aggregate amount of the Included Consumer Loan Balances of all Included Consumer Loans as of such date.

“Agreement” has the meaning set forth in the first paragraph of this Appendix A.

“Amortization Event” has the meaning set forth in Section 8.01.

“Amortization Rate” means a rate per annum equal to the Term SOFR plus    .

“Applicable Advance Rate” means, with respect to each Included Consumer Loan, (i) so long as no Advance Rate Percentage Stepdown Event has occurred and is continuing, the lower of (a) the Advance Rate in the table below corresponding to the Prosper Score of such Consumer Loan and (b) the Maximum Advance Rate; and (ii) upon the occurrence and during the continuation of an Advance Rate Percentage Stepdown Event, the lower of (a) the Advance Rate in the table below corresponding to the Prosper Score of such Consumer Loan and (b)    (it being understood that any Included Consumer Loan that does not have a corresponding Cohort in the table below shall be deemed to have an Advance Rate of 0%)

[Intentionally Omitted]

Appendix A-2	Definitions

“Approvals” has the meaning set forth in Section 6.01(d) (Governmental Approvals).

“Approved State” has the meaning given to such term in the Purchase and Sale Agreement.

“Assignment and Acceptance” means an Assignment and Acceptance Agreement in substantially the form and substance of Exhibit F (Form of Assignment and Acceptance) attached hereto.

“Authorized Officer” means, with respect to any Person, any of the chief executive officer, president, chief financial officer, managing director, treasurer, comptroller, vice president or other officer of similar or higher rank of such Person, who is acting in its capacity as an officer of such Person and authorized to act on behalf of such Person pursuant to the Transaction Documents and who is identified on the incumbency certificate delivered by such Person Party to the Administrative Agent on the Closing Date (as any such incumbency certificate may be modified or supplemented by such Person Party from time to time thereafter and delivered to the Administrative Agent).

“Available Funds” means, with respect to any Settlement Date, (i) all Collections received by the Servicer and deposited into the Collection Account during the related Collection Period, (ii) all Repurchase Amounts, (iii) all amounts deposited by the Borrower into the Collection Account under Section 12.15 (Permitted Releases), (iv) any Investment Earnings deposited into the Collection Account during the related Collection Period, (v) all amounts deposited into the Collection Account pursuant to clause ninth of Section 3.03(a) (Distributions Prior to an Amortization Event, an Event of Default, or the Final Payout Date) above, and (vi) all proceeds or other amounts received by a Lender or the Administrative Agent upon the exercise of such party’s rights and remedies set forth in Section 8.03(e) (Additional Remedies).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07(d).

“Back-Up Servicing Agreement” means the back-up servicing agreement, among the Servicer, the Trustee and the Back-Up Servicer, dated December 12, 2025, and as it may from time to time be amended, replaced, extended, or otherwise renewed in accordance with the terms thereof.

Appendix A-3	Definitions

“Back-Up Servicer” means Systems & Services Technologies, Inc., and any successor thereto as may be chosen by Servicer and Borrower and consented to by the Administrative Agent.

“Back-Up Servicer’s Fee” means the Servicing Fee (as defined in the Back-Up Servicing Agreement).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank” has the meaning given to such terms in the Purchase and Sale Agreement.

“Bank Program” has the meaning given to such terms in the Purchase and Sale Agreement.

“Bankruptcy Code” means 11 U.S.C. §101, et. seq., as amended from time to time, and any successor statute thereto.

“Bankruptcy Opinions” has the meaning set forth in Section 7.01(k)(xxi).

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(a).

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a) Daily Simple SOFR; or

(b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.

Appendix A-4	Definitions

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Administrative Agent reasonably and in good faith (and in consultation with the Borrower) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably and in good faith decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines reasonably and in good faith that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent reasonably and in good faith (in consultation with the Borrower) decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

Appendix A-5	Definitions

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.07 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.07.

Appendix A-6	Definitions

“Borrower” has the meaning set forth in the Preamble.

“Borrower GP” means PALCO LVS 6 GP LLC, a Delaware limited liability company.

“Borrower Representatives” has the meaning set forth in Section 12.12(b)(i).

“Borrowing Base” means, as of any date, the difference between (x) the aggregate sum, for all Included Consumer Loans as of such date, of the product of (i) the Applicable Advance Rate multiplied by (ii) the lesser of (A) the Included Consumer Loan Balance of each such Included Consumer Loan and (B) the Purchase Price of such Included Consumer Loan minus (y) the Excess Concentration.

“Borrowing Date” means each date on which an Advance is made.

“Borrowing Request” has the meaning set forth in Section 1.02(a) (Borrowing Request).

“Breakage Costs” shall mean, with respect to (a) a failure by the Borrower, for any reason other than a failure by a Lender to deposit funds in accordance with Section 1.02(b) (Funding), to borrow any proposed Advance on the date specified in a Borrowing Request (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing), or (b) a prepayment of any Advance other than in connection with a Permitted Release, the resulting loss, cost or expense actually incurred by any Lender, including, but not limited to, any loss, cost or expense incurred in liquidating or employing deposits from third parties; provided, however, that with respect to the losses, costs or expenses incurred in connection with clause (a) above, such losses, costs or expenses shall not exceed the amount such Lender would have expected to receive as interest on such Advance at the interest rate on such Advance which would have been payable by the Borrower if the Borrower had borrowed such proposed Advance for a period from the date of the proposed Advance to the next Settlement Date.

“Business Day” means any day other than a Saturday or Sunday or other day on which banks are authorized or required to close in New York, New York; provided, however, that when used with respect to the Servicer’s deposit of Collections, a day on which the Servicer and financial institution(s) through which it processes payments are open for business.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that the adoption or issuance of any accounting standards after the Closing Date will not cause any lease that was not or would not have been a capital lease prior to such adoption or issuance to be deemed a capital lease.

Appendix A-7	Definitions

“Change of Control” means that (a) the Limited Guarantors shall cease to collectively and directly own and control 100% of the Equity Interest of the Borrower, (b) the Borrower GP ceases to be the general partner of the Borrower, or (c) Borrower shall cease to beneficially own and control, directly or indirectly, 100% of the Equity Interest of the Trust; provided, however, that, any change in the ownership or voting power to which the Administrative Agent has provided its prior written consent shall not be considered a “Change of Control” for purposes hereof.

“Closing Date” means       .

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Collateral” means all of the Borrower’s assets, properties, and rights, now or hereafter existing, including (without limitation) all of the Borrower’s right, title and interest now or hereafter existing in, to and under the following: (i) the Trust Interests; (ii) the Collection Account and any other account established by the Borrower pursuant to this Agreement and all investments therein (including Eligible Investments); (iii) all funds on deposit in the accounts described in clause (ii), together with all certificates and instruments, if any, from time to time evidencing such accounts, and funds on deposit and all investments made with such funds (including Eligible Investments), all claims thereunder or in connection therewith, and interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of any or all of the foregoing; (iv) the Purchase and Sale Agreement, the Servicing Agreement, the Back-Up Servicing Agreement, the Multi-Party Agreement, the other Transaction Documents and each other document, instrument, certificate and agreement relating to the origination, acquisition, collecting, servicing or administration of any Pledged Consumer Loan or the transactions contemplated by the Transaction Documents; (v) all books and records (including computer tapes and disks) related to the foregoing; (vi) all other goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, money, letter-of-credit rights, commercial tort claims, securities and other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles); (vii) all Unapplied Cash; (viii) the Trust Collateral; (ix) all Collections and other proceeds of any and all of the foregoing; but excluding, however, (a) funds released pursuant to Section 3.03 (Distributions from the Collection Account) hereof, (b) Consumer Loans repurchased by the Seller pursuant to the terms of the Purchase and Sale Agreement, (c) Consumer Loans released pursuant to Section 2.03 (Repayments and Prepayments) above and (d) Collateral (if any) expressly released in writing by the Administrative Agent.

“Collection Account” means the account established by the Borrower at the Account Institution in the name of the Borrower, which account has been designated as the “Collection Account” and any other account designated as the “Collection Account” by the Administrative Agent (with the consent of the Borrower; provided that no such consent shall be required following the occurrence of an Event of Default or Servicer Event of Default), in each case together with all subaccounts thereof.

“Collection Period” means: (i) with respect to the first Settlement Date, the period commencing on the Closing Date and ending at the close of business on December 31, 2025, and (ii) thereafter, each calendar month.

Appendix A-8	Definitions

“Collections” means, without duplication, all funds which are received by the Servicer, or any other Person from or on behalf of the Obligors in payment of any amounts owed (including all principal payments, all interest and finance charges and all other charges) in respect of the Pledged Consumer Loans, or applied to such amounts owed by such Obligors.

“Commitment Amount Buffer” means        .

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consumer Laws” means federal and State interest and usury laws, the federal Truth-in-Lending Act, the federal Equal Credit Opportunity Act (“ECOA”), the federal Fair Credit Reporting Act (“FCRA”), the federal Fair Debt Collection Practices Act, the Federal Trade Commission Act and all applicable Federal Trade Commission Trade Regulation Rules, the Federal Reserve Board’s Regulations B and Z, the Servicemembers Civil Relief Act, the California Military Reservist Relief Act and any other federal, state or local law relating to credit extensions to servicemembers, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, rules and regulations promulgated by the Consumer Financial Protection Bureau, all other federal, State and local consumer credit laws and other consumer protection laws relating to the conduct of the business of the Seller, the Trust, the Borrower or the Trustee, laws requiring the licensing of consumer finance companies and/or lenders, the UCC as it relates to unsecured loans, state and local laws proscribing unlawful, unfair and/or deceptive acts and practices, federal, state and local laws relating to privacy and/or data security, and any rules, regulations and/or interpretations of the foregoing laws.

“Consumer Loan” means an unsecured consumer loan, and shall include (a) all disbursements made pursuant to the Consumer Loan Notes; all right, title and interest in and to the Consumer Loan File and all other agreements or documents that relate to such Consumer Loan; (c) all Guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Consumer Loan, (d) all right to payment of principal from or on behalf of each Obligor under such Consumer Loan; (e) all right to payment of interest, fees, charges and other amounts from or on behalf of each Obligor under such Consumer Loan after the date on which such Consumer Loan becomes a Pledged Consumer Loan; (f) all books and records (including computer tapes and disks) related to the foregoing; (g) all Unapplied Cash; and (h) all Collections and other proceeds of such Consumer Loan or any and all of the foregoing.

“Consumer Loan Files” means, with respect to any Consumer Loan, the Consumer Loan Note and any other records and documentation relating to the Consumer Loan that is required to be delivered to the Servicer under the Servicing Agreement.

“Consumer Loan Notes” means, collectively, the promissory notes, credit agreements or other records or writings evidencing the Consumer Loans and the indebtedness thereunder, and shall include the applicable regulatory statements (including truth-in-lending, Gramm-Leach-Bliley and ECOA and FRCA disclosures, as applicable) with respect to each advance constituting all or part of such Consumer Loans.

Appendix A-9	Definitions

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Controlling” and “Controlled” have meanings correlative thereto.

“Credit Guidelines” has the meaning given to such terms in the Purchase and Sale Agreement.

“Credit Party” means each of the Borrower (including in its capacity as the Program Manager) and the Trust.

“Credit Score” means for any Consumer Loan a FICO® 08 Score credit risk score for the Obligor of such Consumer Loan as determined by a credit bureau, running between 300 and 850.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Default Rate” means a rate per annum equal to the Term SOFR plus    .

“Default Ratio” means, for any Collection Period, the product of (i) 12 and (ii) the ratio (expressed as a percentage) equal to (a) the aggregate Principal Balance of all the Pledged Consumer Loans that became Defaulted Consumer Loans during such calendar month, divided by (b) the aggregate Principal Balance of all the Pledged Consumer Loans as of the first day of such calendar month.

“Defaulted Consumer Loan” means any Consumer Loan (i) that is 121 or more days past due with respect to any portion of any payment of principal or interest, (ii) with respect to which the related Eligible Borrower is the subject of an Event of Bankruptcy or is deceased, or (iii) that is (or should be) charged off under the Servicing Agreement in accordance with the Servicing Standard (as defined in the Servicing Agreement).

“Delinquency Ratio” means, for any Collection Period, the ratio (expressed as a percentage) equal to (a) the aggregate Principal Balance of all the Pledged Consumer Loans that became Delinquent Consumer Loans or remained a Delinquent Consumer Loan (and did not become a Defaulted Consumer Loan) during such calendar month, divided by (b) the aggregate Principal Balance of all the Pledged Consumer Loans as of the first day of such calendar month.

“Delinquent Consumer Loan” means any Consumer Loan (other than any Defaulted Consumer Loan) that is more than 30 days past due with respect to any portion of any payment of principal or interest and is not a Defaulted Consumer Loan.

Appendix A-10	Definitions

“Delinquent (60) Consumer Loan” means any Consumer Loan (other than any Defaulted Consumer Loan) that is more than 60 days past due with respect to any portion of any payment of principal or interest and is not a Defaulted Consumer Loan.

“Determination Date” means the date which is the second Business Day prior to the Settlement Date.

“DTI Ratio” in the case of an Obligor, the ratio of (a) the Obligor’s nonmortgage monthly payment obligations reported on such Obligor’s credit report to (b) the self-reported monthly income of such Obligor.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

[Intentionally Omitted]

Appendix A-11	Definitions

“Eligible Institution” means a depository institution organized under the laws of the United States of America or any one of states of the United States of America or the District of Columbia (or any domestic branch of a foreign bank) whose deposits are insured by the FDIC to the fullest extent permitted by applicable law; provided, that such institution also must be rated by Moody’s or S&P and may not have a long-term unsecured debt rating      from Moody’s or    from S&P.

Appendix A-12	Definitions

“Eligible Investments” means any U.S. Dollar denominated investment maturing (or, in the case of money market funds, redeemable by its terms at par) not later than the Business Day before the next Settlement Date that, at the time it is delivered to the Administrative Agent (directly or through a financial intermediary or bailee), is one or more of the following obligations or securities: (i) demand and time deposits in, certificates of deposit of, interest-bearing trust accounts held by, bankers’ acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America (including the Administrative Agent) or any State thereof and subject to supervision and examination by federal and/or State banking authorities so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of “P-1” by Moody’s and at least “A-1” by S&P, in the case of commercial paper and short-term debt obligations; (ii) direct obligations of, and obligations the timely payment of principal and interest on which is fully and expressly guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are expressly backed by the full faith and credit of the United States of America; (iii) money market funds which funds have, at all times, credit ratings of “Aaa” and “MR1+” by Moody’s or “AAAm” or “AAAm-G” by S&P, respectively; and (iv) commercial paper or other short-term obligations with short-term credit ratings of “P-l” from Moody’s and at least “A-l” from S&P.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (ii) any partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, (iii) any member of the same affiliated service group (within the meaning of Section 414(m) or (o) of the Code) as the Borrower or any corporation described in clause (i) above or any partnership, trade or business described in clause (ii) above, or (iv) any trade or business (whether or not incorporated) which, together with the Borrower, would be treated as a single employer under Section 4001 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 as supplemented by any applicable regulatory technical standards or implementing technical standards from time to time (including any technical standards applicable pursuant to transitional provisions).

“EU Securitisation Rules” means (i) the EU Securitisation Regulation, (ii) to the extent informing the interpretation of the EU Securitization Regulation, any official guidance published in relation thereto by the European Banking Authority, the European Central Bank, the European Securities and Markets Authority, the European Commission or the European Council (or in each case any predecessor or replacement organization) or any other relevant competent authority (for the purposes of the EU Securitization Regulation) in the European Union and (iii) any implementing laws or regulations in force in any Member State of the European Union or the European Economic Area.

Appendix A-13	Definitions

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:

(a)

a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, conservator, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts and, in the case of any Person other than an Obligor, such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)

such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

“Event of Default” has the meaning set forth in Section 8.02 (Events of Default).

[Intentionally Omitted]

Appendix A-14	Definitions

[Intentionally Omitted]

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or required to be withheld or deducted from a payment to a Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance (other than pursuant to an assignment request by the Borrower pursuant to Section 4.02(d) above) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.06 (Taxes), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Lender’s failure to comply with Section 2.06(g) (Status of Lenders) and (d) any U.S. federal withholding Taxes imposed under FATCA.

Appendix A-15	Definitions

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” has the meaning set forth in Section 6.01(v) (Sanctions; FCPA).

“FDIC” means the Federal Deposit Insurance Corporation of the United States of America.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (adjusted, if necessary, to the nearest 1/100 of 1%) charged to the Administrative Agent or its Affiliates on such day on such transactions as determined by it.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

“Final Maturity Date” means the earliest of (i) twelve (12) months following the Revolving Period End Date, and (ii) the Final Maturity Date resulting from (a) a declaration by the Administrative Agent, with the consent of or upon direction of the Required Lenders, following the occurrence of an Event of Default pursuant to Section 8.03(a) or (b) the automatic occurrence of the Final Maturity Date pursuant to Section 8.03(b).

“Final Payout Date” means the date on which all principal of and interest on the Loan Amount shall have been paid in full and all other Secured Obligations shall have been paid and satisfied in full.

“Forbearance Consumer Loan” means any Consumer Loan that is in a forbearance status, under which the borrower of such Consumer Loan is not required to make monthly payments on such Consumer Loan at least equal to the amount of interest that has accrued.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Fundamental Amendment” means any amendment, modification, waiver or supplement of or to this Agreement or any other Transaction Document that would (a) increase the term of this Agreement or change the Final Maturity Date, (b) extend the date fixed for the payment of principal of or interest on any Advance or any fee hereunder, (c) reduce the amount of any such payment of principal, (d) reduce the rate at which interest is payable thereon or any fee is payable hereunder, (e) release any material portion of the Collateral, except in connection with dispositions permitted hereunder or under any Transaction Document, (f) alter the terms of Section 8.01 (Amortization Events) or Section 8.02 (Events of Default) (provided, however, that, notwithstanding anything to the contrary in Section 8.02 (Events of Default) or otherwise herein,

Appendix A-16	Definitions

the Administrative Agent and the Required Lenders, in their sole discretion, may allow the Credit Parties to cure any Event of Default within no more than three Business Days after the occurrence of such Event of Default (including the lapse of any applicable grace period) and, if such Credit Party cures such Event of Default to the satisfaction of the Administrative Agent and the Required Lenders within such period of time, such Event of Default shall be deemed waived by the Lenders), Section 9.01 (Assignments), 9.03 (Evidence of Assignment) or 12.01 (Amendments, Etc.), (g) modify the definition of the terms “Amortization Event,” “Defaulted Consumer Loan,” “Delinquent Consumer Loan,” “Fundamental Amendment,” “Required Lenders,” “Program Limit,” “Borrowing Base,” “Eligible Consumer Loan”, or “Advance Rate” or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, (h) extend the Revolving Period End Date, (i) release any Credit Party from its obligations under any Transaction Document, (j) terminate or remove the Seller’s obligations to repurchase loans pursuant to the Purchase and Sale Agreement or (k) change the currency required for payments of Obligations under this Agreement.

“GAAP” means generally accepted accounting principles in the United States of America, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such indebtedness or obligation.

“Included Consumer Loan Balance” means, as of any date of determination, the Principal Balance of such Included Consumer Loan as of such date.

“Included Consumer Loans” means, as of any date of determination, any Consumer Loan owned by the Trustee on behalf of the Trust that is an Eligible Consumer Loan; provided, that, notwithstanding the foregoing, (1) Consumer Loans which were or became Defaulted Consumer Loans as of the beginning of such Collection Period and (2) Consumer Loans which were repurchased or purchased during such Collection Period pursuant to Section 6.03 shall not be Included Consumer Loans.

Appendix A-17	Definitions

“Indebtedness” of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business and excluding payroll liabilities, deferred compensation obligations, purchase price adjustments, royalties and earn-outs and other contingent or deferred payments of a similar nature), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, all Indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital asset, (g) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (h) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that Indebtedness shall not include obligations with respect to any accounts or funds, or any portion thereof, received by such Person as agent on behalf of third parties in accordance with a written agreement that imposes a duty upon such Person to collect and remit those funds to such third parties; provided, further, that any Indebtedness that is collateralized by a letter of credit, bankers acceptances or similar arrangement for which such is an account party or applicant shall be treated as only one item of Indebtedness in an amount equal to the greater of the maximum aggregate principal amount of such Indebtedness or the amount of such backstop letter of credit, bankers’ acceptance, or similar arrangement.

“Indemnified Amounts” has the meaning set forth in Section 10.01(a) (Indemnity by Borrower).

“Indemnified Party” has the meaning set forth in Section 10.01(a) (Indemnity by Borrower).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnifying Party” means the Borrower under Section 10.01(a) (Indemnity by Borrower).

“Independent Member” means a member of the board of directors or managers of the Borrower GP who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five years, and shall not be as long as such Person is a director or manager of the Borrower GP, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Independent Parties”): the Sponsor or any of its Affiliates (other than the Borrower GP or another bankruptcy-remote special purpose entity), (B) a supplier to any of the Independent Parties, or a director, officer, employee, partner,

Appendix A-18	Definitions

shareholder, member, manager or Affiliate of such a supplier, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director, independent manager or special member for a corporation or limited liability company whose charter or organizational documents required the unanimous consent of all independent directors, independent managers or special members thereof before such corporation or limited liability company could consent to the institution of bankruptcy or other insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services (including providing independent managers or managers) to issuers of securitization or structured finance instruments, agreements or securities.

“Interest Period” means, with respect to each Advance: (a) initially, the period from the Closing Date to the first subsequent Settlement Date and (b) thereafter, each monthly period from a Settlement Date to the next succeeding Settlement Date.

“Interest Rate” means a rate per annum equal to Term SOFR plus    .

“Investment Company Act” has the meaning set forth in Section 6.01(j) (Not an Investment Company).

“Investment Earnings” means, with respect to each Settlement Date, all investment earnings (net of losses and investment expenses) realized on investments and other amounts which were on deposit in the Collection Account during the related Collection Period.

“IRS” means the United States Internal Revenue Service.

“Lender” means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment and Acceptance. The initial “Lender” shall be Banco Santander S.A., New York Branch

“Lien” means any interest in property securing an obligation owed to, judgment in favor of, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt for a lease, consignment or bailment for security purposes. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

“Limited Guaranty” means that Limited Guaranty, dated as of the Closing Date, by the Limited Guarantors, in favor of the Administrative Agent and the Secured Parties, as the same may be amended, restated, modified or supplemented from time to time.

“Limited Guarantors” means PIMCO Asset-Based Lending Company LLC – Series I, a registered series of PIMCO Asset-Based Lending Company, LLC, a Delaware limited liability company, and PIMCO Asset-Based Lending Company LLC – Series II, a registered series of PIMCO Asset-Based Lending Company, LLC, a Delaware limited liability company.

Appendix A-19	Definitions

“Loan Amount” at any time means the sum of (a) the aggregate amount disbursed to the Borrower by the Lenders in connection with the funding of Advances pursuant to this Agreement, less (b) any payments made by the Borrower and actually received by or on behalf of the Lenders and applied to reduce the principal balance of the Advances pursuant to Section 2.03 (Repayments and Prepayments), 3.03 or 8.03 of this Agreement (which have not been rescinded or otherwise returned for any reason); provided, however, that if the Loan Amount shall have been reduced, pursuant to clause (b) above by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, the Loan Amount shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

“Location” means, with respect to any Person, the location within the meaning of Section 9-307 of the UCC as in effect in the State of New York from time to time.

“Material Adverse Change” means the occurrence of an event or a change in circumstances that had or is reasonably likely to have a Material Adverse Effect.

“Material Adverse Effect” with respect to any event or circumstance and any Person or the Pledged Consumer Loans, means a material adverse effect on:

(i)	the business, assets, financial condition or results of operations of the Borrower, the Trust, the Servicer and any of their respective Affiliates;

(ii)

the ability of the Borrower, the Trust, the Servicer or any of their respective Affiliates to perform their respective obligations under this Agreement or any other Transaction Document to which they are a party;

(iii)

the Borrower’s or the Trust’s ownership of the Collateral, the first-priority perfected security interest of the Administrative Agent in the Collateral, or the rights or remedies of the Administrative Agent under the Transaction Documents; or

(iv)	the validity, or enforceability of this Agreement, or any other Transaction Document against the Borrower, the Trust, the Servicer or any of their respective Affiliates;

provided, however, that, “Material Adverse Effect” shall not include any effect, change, event or development related to or arising from (A) changes in GAAP or, if applicable, regulatory accounting requirements, (B) direct effects of compliance with this Agreement or any other Transaction Document on the operating performance of the Borrower or any of its Subsidiaries (including, without limitation, expenses incurred by the Borrower or any of its Subsidiaries in consummating the transactions contemplated by this Agreement or any other Transaction Document), (C) any action or omission taken by the Borrower with the prior written consent of the Administrative Agent, (D) national, international or extranational political or social conditions, including acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, or (E) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other force majeure events in the U.S. or any other country or region in the world.

Appendix A-20	Definitions

“Maximum Advance Rate” means   .

“Maximum Commitment Amount” means       .

“Monthly Report” means a report, in substantially the form of Exhibit H (Form of Monthly Report) furnished by the Borrower to the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that requires the approval of all Lenders or all affected Lenders.

“Note” has the meaning set forth in Section 2.01 (Note).

“Obligations” means all obligations of every nature of the Borrower from time to time owed to the Lenders, in each case under any Transaction Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would have accrued on any Obligation, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise.

“Obligor” means any Person primarily or secondarily obligated to make payments with respect to a Consumer Loan, including, to the extent applicable, the borrower, a co-borrower and any guarantor.

“OFAC” has the meaning set forth in Section 6.01(u) (Sanctions; OFAC).

“Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold an interest in any Advance or Transaction Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.02(d)).

“Participant” has the meaning set forth in Section 9.01(d).

“Participant Register” has the meaning set forth in Section 9.01(f).

Appendix A-21	Definitions

“Percentage” means (i) with respect to the Initial Lender,     and (ii) with respect to a Lender that has become a party hereto pursuant to an Assignment and Acceptance, the percentage set forth therein as such Lender’s “Assigned Percentage,” in each case, as such amount is reduced by an Assignment and Acceptance entered into between such Lender and an assignee or increased by any Assignment and Acceptance entered into by such Lender with an assignor.

“Permitted Release” means a release of Pledged Consumer Loans in connection with (a) a Whole Loan Sale, (b) a Securitization Transaction, (c) a Repurchase of a Pledged Consumer Loan, or (d) a prepayment the Obligations in whole or in part pursuant to Section 2.03(d); provided, however, that, no release of Collateral pursuant to any of clause (a), (b), (c) or (d) above shall be effected unless and until the Administrative Agent has determined in its sole discretion that such release shall not result in a materially adverse selection of Pledged Consumer Loans remaining part of the Borrowing Base following such release.

“Person” means an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

“Pledged Consumer Loans” means, as of any date, all the Consumer Loans owned by the Trust.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Principal Balance” means, with respect to any date and any Consumer Loan, the outstanding principal amount of such Consumer Loan, plus any financed fees and accrued and unpaid interest to be capitalized thereon, as of such date.

“Principal Payment Amount” means, (a) for any Settlement Date prior to the occurrence of an Amortization Event or the Final Maturity Date, the amount, if any, by which the Loan Amount on such Settlement Date exceeds the Borrowing Base on such Settlement Date and (b) for any date, amounts paid pursuant to Section 2.03 (Repayments and Prepayments).

“Product Information” has the meaning set forth in Section 12.12(b).

“Program Limit” means as of (a) the Closing Date, the Commitment Amount Buffer and (b) any other date of determination, the sum of (i) then current outstanding Loan Amount plus (ii) the then then current Commitment Amount Buffer as such amount may be increased pursuant to Section 1.01(b); provided that the Program Limit shall not exceed the Maximum Commitment Amount.

“Program Manager” has the meaning set forth in the Preamble.

Appendix A-22	Definitions

“Program Requirements” means the Credit Guidelines applicable to the Bank Program adopted by the Seller with respect to the underwriting and origination of the Consumer Loans, as amended from time to time in accordance with the terms of this Agreement. The Program Requirements as of the Closing Date are set forth in Exhibit I (Program Requirements) attached hereto.

“Prosper Score” has the meaning given to such to such term in the Purchase and Sale Agreement.

“Purchase and Sale Agreement” means the Loan Purchase Agreement, dated as of September 30, 2022, between Prosper Funding LLC, as Seller, and the Trustee, as purchaser, together with all assignments and bills of sale associated with transfers of Consumer Loans thereunder.

“Purchase Date” means, with respect to any Pledged Consumer Loan, the effective date of the sale by the Seller, and the purchase by the Trust, of such Consumer Loan, as determined pursuant to Section 2.1 of the Purchase and Sale Agreement.

“Purchase Price” means, with respect to any Consumer Loan, the dollar amount paid by the Trust in acquiring such Consumer Loan from the Seller.

“Qualified Purchaser” means a “qualified purchaser” within the meaning of the Investment Company Act.

“Regulatory Change” has the meaning set forth in Section 4.02(a).

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Repurchase Amount” means the “Repurchase Price” paid by the Seller in satisfaction of the Seller’s obligation to repurchase Consumer Loans in accordance with Article 7 of the Purchase and Sale Agreement.

“Request” has the meaning set forth in clause (v) of 7.01(p) (Notice of Material Events).

“Required Lenders” means, as of any date of determination, one or more Lenders having aggregate Percentages greater than    .

“Requirements of Law” means as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any and all federal, state, local and/or applicable foreign statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type applicable to the Pledged Consumer Loans, the Transaction Documents, the Borrower, the Trust, the Trustee, the Seller or the Servicer or any portion thereof, including, but not limited to, Consumer Laws, credit disclosure laws and regulations, the Fair Labor Standards Act, and all applicable state and federal usury laws.

Appendix A-23	Definitions

“Revolving Period” means the period (a) commencing on (and including) the Closing Date and (b) ending on (but excluding) the Revolving Period End Date.

“Revolving Period End Date” has the meaning set forth in Section 1.01 (Advances).

“S&P” means Standard & Poor’s Ratings Services, a business of Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies, Inc.).

“Sanctions” has the meaning set forth in Section 6.01(u) (Sanctions; OFAC).

“Schedule of Pledged Consumer Loans” means a listing (which shall be in the form of an electronic data tape or other medium in each case reasonably acceptable to the Administrative Agent but, for the avoidance of doubt, not in microfiche or .pdf file) of all Pledged Consumer Loans, including a separate delineation of all Included Consumer Loans subject to a repayment, prepayment or Permitted Release, together with the information listed on Exhibit E (Information to be Included in the Schedule of Pledged Consumer Loans) to this Agreement and such other information that is reasonably requested by the Administrative Agent from time to time and reasonably available to the Borrower, as such listing may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Secured Obligations” has the meaning set forth in Section 1.03(a) above.

“Secured Parties” means the Administrative Agent, each Lender, the Indemnified Parties and the Affected Parties, as their respective interests appear under this Agreement.

“Securitization Transaction” means a securitization transaction, sponsored by the Sponsor or an Affiliate of the Sponsor, of one or more classes of asset-backed securities, which is secured by Consumer Loans (including formerly Pledged Consumer Loans) serviced or master serviced by the Servicer.

“Seller Deposit Account” means the Seller’s bank account at Wells Fargo Bank, National Associate, ABA No. 121000248, Account No. 4121279236, Beneficiary: Prosper Marketplace, Inc., or such other account as may be designated by the Seller from time to time by notice to the Borrower and the Administrative Agent in writing pursuant to the Purchase and Sale Agreement, for receipt of purchase price payments.

“Servicer Event of Default” has the meaning set forth in the Servicing Agreement.

“Servicing Agreement” means the Amended and Restated Loan Servicing Agreement, dated as of August 14, 2025, among the Servicer, the Trustee and the Program Manager.

Appendix A-24	Definitions

“Servicing Compensation” has the meaning set forth (i) in the case of the initial Servicer, in the Servicing Agreement, and (ii) in the case of the successor Servicer, in the Successor Servicing Agreement.

“Settlement Date” means the date which is the 20th day of any calendar month, beginning January 20, 2026; provided that, if such 20th day is not a Business Day, the Settlement Date will be the first Business Day immediately following such 20th day; provided, further, that after the occurrence and during the continuance of an Event of Default, “Settlement Date” shall include any other Business Day designated as such by the Administrative Agent.

“Signature Laws” has the meaning set forth in Section 12.10 (Execution in Counterparts; Severability).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the Term SOFR Administrator.

“SOFR Loan” means an Advance that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.

“Solvent” means, with respect to any Person at any time, a condition under which:

(a)

the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time;

(b)	such Person is able to pay all of its liabilities as such liabilities are expected to mature; and

(c)	such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

For purposes of this definition:

(i)

the amount of a Person’s contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

(ii)	the “fair value” of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and

(iii)

the “present fair saleable value” of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arm’s-length transaction in an existing and not theoretical market.

“Sponsor” means PALCO Holdings 3 LP, a Delaware limited partnership.

Appendix A-25	Definitions

“State Concentration Amount” means, as of any date of determination, and with respect to any state, the amount determined by summing the Included Consumer Loan Balances of all Included Consumer Loans that were made to Obligors that are resident in such state.

“Subordinated Loan Agreement” means the Subordinated Loan Agreement, dated as of the date hereof, among the Borrower, as borrower and the Limited Guarantors, as lenders.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.

“Successor Servicing Agreement” has the meaning given to such term in the Back-Up Servicing Agreement.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a one month tenor on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference

Appendix A-26	Definitions

Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such ABR SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than zero, then Term SOFR shall be deemed to be zero.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Three Month Average Default Ratio” means, with respect to any calendar month, an amount, expressed as a percentage, equal to (a) the sum of the Default Ratios for each of the three most recently ended calendar months divided by (b) three; provided, that if there were no Pledged Consumer Loans as of the first day of any calendar month, such month shall be excluded from each of clause (a) and clause (b).

“Three Month Average Delinquency Ratio” means, with respect to any calendar month, an amount, expressed as a percentage, equal to (a) the sum of the Delinquency Ratios for each of the three most recently ended calendar months divided by (b) three; provided, that if there were no Pledged Consumer Loans as of the first day of any calendar month, such month shall be excluded from each of clause (a) and clause (b).

“Three Month Average Excess Spread Ratio” means, with respect to any calendar month, an amount, expressed as a percentage, equal to (a) the sum of the Excess Spread Rate for each of the three most recently ended calendar months divided by (b) three; provided, that if there were no Pledged Consumer Loans as of the first day of any calendar month, such month shall be excluded from each of clause (a) and clause (b).

“Transaction” has the meaning set forth in Section 12.12.

“Transaction Documents” means, collectively, each agreement listed on the closing list attached hereto as Exhibit C (Closing List), including, without limitation, this Agreement, the Account Control Agreement, the Note, the Subordinated Loan Agreement, the Servicing Agreement, the Back-Up Servicing Agreement, the Verification Agent Agreement, the Purchase and Sale Agreement (and any bill of sale delivered in connection therewith), the Limited Guaranty and the other agreements to be executed and delivered in connection herewith and therewith, as each of the foregoing may be amended, restated, supplemented or otherwise modified from time to time.

Appendix A-27	Definitions

“Transition Costs” means the documented out-of-pocket expenses and fees reasonably incurred by the Back-Up Servicer in connection with a transfer of servicing under the Back-Up Servicing Agreement.

“Trust” has the meaning set forth in the Preamble.

“Trust Agreement” means the Trust Agreement, dated as of August 7, 2025, between the Trustee and the Program Manager.

“Trust Collateral” has the meaning set forth in Section 1.03(d) (Grant of Security Interest)

“Trust Interests” shall mean (i) any and all of the Borrower’s interests, as the case may be, including any uncertificated ownership interest in the Trust and units of trust interest designated as “securities” (as defined in Section 8-102(a)(15) of the UCC), in the Trust, including all its rights to participate in the operation or management of such Trust and all its rights to properties, assets, trust interest and distributions under the Trust Agreement in respect of the Trust, (ii) all accounts receivable arising out of the Trust Agreement; (iii) all general intangibles arising out of the Trust Agreement; and (iv) to the extent not otherwise included, all proceeds of any and all of the foregoing (including within proceeds, whether or not otherwise included therein, any and all contractual rights of the Borrower under any agreement to receive all or any portion of the revenues or profits of the Trust).

“Trustee” has the meaning set forth in the Preamble.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

“UK Bribery Act” has the meaning set forth in Section 6.01(v) (Sanctions; FCPA).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“UMB Bank” means UMB Bank, National Association.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unapplied Cash” means any collections with respect to a Pledged Consumer Loan that have been received by the Servicer but not yet applied to reduce the outstanding Principal Balance of, or outstanding interest or other charges on, such Pledged Consumer Loan.

Appendix A-28	Definitions

“Unmatured Event of Default” means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default.

“Unused Fee” means, during the Revolving Period, for any Interest Period (or partial Interest Period), the amount determined by summing, for each day elapsed during such Interest Period (or partial Interest Period), the product of: (a) (i) the then applicable Program Limit minus (ii) the Loan Amount; multiplied by (b) the Unused Fee Rate, as determined based on the Utilization Rate for such day; multiplied by (c) (i) one divided by (ii) 360.

“Unused Fee Rate” means, for any day elapsed during the Revolving Period, a per annum rate equal to   .

“Upfront Fee” means, (x) as of the Closing Date, a fee equal to the product of (i)    multiplied by (ii) the sum of (A) the aggregate outstanding Loan Amount as of the Closing Date and (B) the Commitment Amount Buffer; and (y) as of any Borrowing Date during the Revolving Period, a fee equal to the product of (i)    multiplied by (ii) of the positive difference (if any) of (i) the aggregate outstanding Loan Amount after given effect to the Advances funded on such Borrowing Date minus (ii) the highest aggregate outstanding Loan Amount as of any day prior to such Borrowing Date.

“U.S. Dollars” means dollars in lawful money of the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.06(g)(ii)(B)(3).

“Verification Agent Agreement” means the verification agent agreement, among the Servicer, the Verification Agent, the Program Manager and the Administrative Agent, dated December 12, 2025, and as it may from time to time be amended, replaced, extended, or otherwise renewed in accordance with the terms thereof.

“Verification Agent” means Systems & Services Technologies, Inc., and any successor thereto as may be chosen by Servicer and Borrower and consented to by the Administrative Agent.

“Verification Agent Fee” means the Verification Agent Fee (as defined in the Verification Agent Agreement).

“Verification Certificate” means the Verification Certificate (as defined in the Verification Agent Agreement).

Appendix A-29	Definitions

“Weighted Average Credit Score” means, as of any date of determination, the quotient of:

(a)

the amount determined by summing, with respect to each Included Consumer Loan, the product of (i) the Included Consumer Loan Balance of such Included Consumer Loan multiplied by (ii) the Credit Score of any related Obligor, as determined in connection with the origination of such Included Consumer Loan; divided by

(b)	the Aggregate Included Consumer Loan Balance.

“Weighted Average Loan Interest Rate” means, as of any date of determination, the quotient of:

(a)

the amount determined by summing, with respect to each Included Consumer Loan, the product of (i) the Included Consumer Loan Balance of such Included Consumer Loan multiplied by (ii) the interest rate of such Included Consumer Loan; divided by

(b)	the Aggregate Included Consumer Loan Balance.

“Whole Loan Sale” means a sale of all or a part of the Pledged Consumer Loans to an unaffiliated third-party purchaser in exchange for not less than fair market value.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

B. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Notwithstanding the foregoing, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change to, or modification of, GAAP which would require the capitalization of leases correctly characterized as “operating leases” as of the date of this Agreement (it being understood that financial statements shall be prepared without giving effect to this sentence). Except where the context otherwise indicates, all terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

C. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

Appendix A-30	Definitions

D. Rules of Construction. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall. “ Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Transaction Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns (including any debtor-in-possession on behalf of such Person), (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references to Articles, Sections, subsections, clauses, Exhibits and Schedules shall be construed to refer to Articles and, Sections, subsections and clauses of, and Exhibits and Schedules to, this Agreement, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. For all purposes under the Transaction Documents, in connection with any division or plan of division under applicable law: (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

E. Accounting Changes. If any change in GAAP occurs after the date of this Agreement and such change results in a material variation in the method of calculation of financial covenants or other terms of this Agreement, then the Borrower, the Administrative Agent and the Lenders agree to amend such provisions of this Agreement so as to equitably reflect such change so that the criteria for evaluating the Borrower’s financial condition will be the same after such change as if such change had not occurred, and, until such amendment becomes effective, such determinations shall be made without giving effect to such change in GAAP.

F. Divisions. For all purposes under the Transaction Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Appendix A-31	Definitions

SCHEDULE 6.01(L)

Borrower Information

1.	c/o Pacific Investment Management Company LLC

2.	c/o UMB Bank, National Association

Schedule 6.01(l)-1	Borrower Information

SCHEDULE 12.02

Notice Addresses

If to the Administrative Agent or the Initial Lender:

Banco Santander S.A., New York Branch

With a copy to:

Chapman and Cutler LLP

If to the Borrower:

PALCO LVS 6 LP

With a copy to:

If to the Trust or the Trustee:

UMB Bank, N.A.

Schedule 12.02-1	Notice Addresses

EXHIBIT A

Form of Borrowing Request

PALCO LVS 6 LP

<Date>

Banco Santander S.A., New York Branch

Re:	PALCO LVS 6 LP Borrowing Request

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Pursuant to Section 1.02 of the Agreement, the Borrower hereby requests the following Advance (the “Requested Advance”):

Borrowing Date:	[_______], 20[__]

Total Requested Advance Amount (minimum $[_____]):	$[_______]

[Specify by Lender based on Percentage Interest]

[Lender]

[Lender]

Transfer to:	[Applicable Wire Instructions]

The Borrower will use the proceeds of the Requested Advance to acquire the Eligible Consumer Loans listed on the Schedule of Pledged Consumer Loans that accompanies this request.

Exhibit A-1	80-41097859

Please transfer the Requested Advance, on the Borrowing Date written above, in accordance with the wire instructions specified above.

2

The undersigned, being an Authorized Officer of the Borrower, hereby certifies that (i) each of the statements set forth in Section 5.02(a) through (c) of the Agreement is true and correct with respect to the Borrower as of the Borrowing Date and (ii) each of the conditions set forth in Section 5.02(a) through (j) of the Agreement has been satisfied.

PALCO LVS 6 LP as the Borrower

By: PALCO LVS 6 GP LLC, as its general partner

By:
Name:
Title:

Exhibit A-3	80-41097859

EXHIBIT B

Form of Note

December 12, 2025

PALCO LVS 6 LP, a Delaware limited partnership (the “Borrower”), promises to pay to the order of Banco Santander S.A., New York Branch, as Administrative Agent for the account of the Lenders (the “Administrative Agent”), on the Final Maturity Date set forth in the Credit Agreement (as hereinafter defined), the lesser of the principal sum of                    DOLLARS (       ) or the aggregate unpaid principal amount of all Advances made by the Lenders, pursuant to the Credit Agreement, in immediately available funds to such account as may be designated by the Administrative Agent, on behalf of the Lenders, from time to time by notice to the Borrower in writing pursuant to the Credit Agreement (with a copy to the Servicer), together with all interest and fees due and owed, in the amounts and on the dates set forth in the Credit Agreement. The Borrower unconditionally agrees that it shall pay the principal of and accrued and unpaid interest and fees on this Note in the amounts and at the times required under the terms of the Credit Agreement.

The Administrative Agent shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the Administrative Agent to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

This Note is issued pursuant to, and is entitled to the benefits of, the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”), to which reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured by the Collateral as more particularly described in the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

This Note will be supplemented by additional appropriate insertions to be made on each Borrowing Date (as supplemented, extended, amended or replaced from time to time, the “Note”) pursuant to the Credit Agreement.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN

Exhibit B-1	80-41097859

OFFERED AND SOLD PRIVATELY. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE “RESTRICTED SECURITIES” THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE BORROWER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON (I) WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION OR (II) IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND (B) TO A PERSON THAT IS A “QUALIFIED PURCHASER” WITHIN THE MEANING OF SECTION 2a(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE HOLDER HEREOF, BY ACQUIRING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE BORROWER, THE SELLER, THE SERVICER, AND THE ADMINISTRATIVE AGENT THAT: IT IS (I) AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS AND (II) A “QUALIFIED PURCHASER” WITHIN THE MEANING OF SECTION 2a(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED; ITS ACQUISITION OF THIS NOTE IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

PALCO LVS 6 LP

By: PALCO LVS 6 GP LLC, its general partner

By:
Name:
Title:

Exhibit B-2	80-41097859

EXHIBIT C

Closing List

1.	The Limited Guaranty dated as of December 12, 2025 made by the Limited Guarantors in favor of the Administrative Agent.

2.	The Blocked Account Control Agreement dated as of December 12, 2025, among the Borrower, the Administrative Agent and U.S. Bank National Association.

3.	The Account Agreement dated as of December 12, 2025 between the Borrower and the Account Bank.

4.	The Backup Servicing Agreement dated as of December 12, 2025 among the Borrower, the Administrative Agent, the Trustee and Systems & Services Technologies, Inc., as backup servicer.

5.	The Verification Agent Agreement dated as of December 12, 2025 among the Administrative Agent, Prosper Funding LLC, as servicer, the Borrower and SST, as verification agent;

6.	The Multi-Party Agreement dated as of December 12, 2025 among the Borrower, the Trustee, the Administrative Agent, the Servicer and SST.

7.	The Loan Servicing Agreement dated as of August 14, 2025 among the Servicer, the Trustee, and the Borrower.

8.	The Trust Agreement of the Trust dated as of August 7, 2025 between the Trustee and the Program Manager.

9.	The Loan Purchase Agreement dated as of August 14, 2025, between Prosper Funding LLC, as seller and the Trustee.

Exhibit C-1	80-41097859

EXHIBIT D

Reserved

Exhibit D-1	80-41097859

EXHIBIT E

Information to be Included in the Schedule of Pledged Consumer Loans

(To be confirmed by Santander and PIMCO)

•	origination date

•	loan amount

•	principal balance

•	maturity date

•	borrower rate

•	days past due

•	note status

•	FICO Score

•	Prosper Rating

Exhibit E-1	80-41097859

EXHIBIT F

Form of Assignment and Acceptance

ASSIGNMENT AND ACCEPTANCE, dated as of [_______], 20[ ], between [_______] (the “Assignor”) and [_______] (the “Assignee”).

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Assignor is a Lender under the Credit Agreement and desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on the terms and conditions set forth below, a [__] percent (__)% interest in such Lender’s aggregate portion of the Program Limit (including any Advances) and rights and obligations under the Credit Agreement and the other Transaction Documents (the “Assigned Percentage”).

NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

In consideration of the Assignee’s payment to the Assignor of $[_______], the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, as of the “Effective Date” (as defined below), the Assigned Percentage, together (a) with all of the Assignor’s rights and obligations under the Credit Agreement and the other Transaction Documents with respect to such Assigned Percentage, (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as the Lender) against any Person, whether known or unknown arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or

Exhibit F-1	80-41097859

representations made in or in connection with the Credit Agreement or any other Transaction Document (other than those made in clause (a) above), (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of the Borrower’s Affiliates or any other Person obligated in respect of any Transaction Document or (iv) the performance or observance by the Borrower or any of its Affiliates or any other Person of any of their respective obligations under any Transaction Document.

The Assignee (a) represents and warrants that (i) it is a Qualified Purchaser, (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (iii) from and after the Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.02 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Assignor, and (v) if it is an entity that is not created or organized under the laws of the United States or a political subdivision thereof, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly contemplated and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.

This Assignment and Acceptance shall become effective as of [_______], 20[__] (the “Effective Date”), following the execution of this Assignment and Acceptance.

From and after the Effective Date, the Administrative Agent or the Assignee, as applicable, shall make all payments under the Credit Agreement in respect of the Assigned Interest (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

THIS ASSIGNMENT AND ACCEPTANCE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.)

Exhibit F-2	80-41097859

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of <_______>.

<NAME OF ASSIGNOR> as Assignor

By:
Name:
Title:

<NAME OF ASSIGNEE> as Assignee

By:
Name:
Title:

Notice Address for Assignee:

Exhibit F-3	80-41097859

EXHIBIT G

Eligible Consumer Loan Forms

[ATTACHED]

Exhibit G-1	80-41097859

EXHIBIT H

Form of Monthly Report

(Separately provided)

Exhibit H-1	80-41097859

EXHIBIT I

Program Requirements

See Exhibit C to Purchase and Sale Agreement

Exhibit I-1	80-41097859

EXHIBIT J

Form of Compliance Certificate

[Date]

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Pursuant to the applicable provision of Section 7.02 (Reporting Requirements) of the Agreement, the undersigned, being an Authorized Officer] of PALCO LVS 6 LP, a Delaware limited partnership, hereby certifies that:

<The financial statements delivered pursuant to Section 7.02(b) (Quarterly Financial Statements) of the Agreement on or about the date hereof are true and complete copies of such financial statements and such information fairly presents in all material respects the financial condition of the Borrower as of the date delivered.>1

<The financial statements, auditor’s report and management letters delivered pursuant to Section 7.02(c) (Annual Financial Statements) of the Agreement on or about the date hereof are true and complete copies of such financial statements, auditor’s report and management letters and such information fairly presents in all material respects the financial condition of the Borrower as of the date delivered.>2

[1]	Include for quarterly submissions only.
[2]	Include for annual submissions only.

Exhibit J-1	80-41097859

PALCO LVS 6 LP

By:	PALCO LVS 6 GP LLC, its general partner

By:
Name:
Title:

Exhibit J-2	80-41097859

EXHIBIT K-1

Reconciliation Email to Distribute Funds Pursuant to Section 3.03(a) or 3.03(b)

To: Banco Santander S.A., New York Branch

Cc: U.S. Bank, National Association

Subject: PALCO LVS 6 LP Collection Account (#295141000)

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”). Capitalized terms used in this email and not otherwise defined shall have the meanings assigned to them in the Agreement.

In accordance with [Section 3.03(a) (Distributions Prior to an Amortization Event, an Event of Default, or the Final Payout Date)][Section 3.03(b) (Distributions Following an Amortization Event, an Event of Default, or the Final Payout Date] of the Agreement, the Program Manager has determined that Available Funds on deposit in the Collection Account should be disbursed as follows on [the next Settlement Date]:

Exhibit K-1	80-41097859

EXHIBIT L-1

Form of Tax Compliance Certificate (Non-Partnership Lenders)

(For Foreign Lenders3 That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”).

Pursuant to the provisions of Section 2.06 (Taxes) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advance(s) (as well as the Note, if any, evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Credit Party within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Credit Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

<NAME OF LENDER>

By:
Name:
Title:
Date:

[3]	U.S. Lenders do not have to complete.

Exhibit L-1-1	80-41097859

EXHIBIT L-2

Form of Tax Compliance Certificate (Non-Partnership Participants)

(For Foreign Participants4 That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK,NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”).

Pursuant to the provisions of Section 2.06 (Taxes) of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Credit Party within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Credit Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

<NAME OF PARTICIPANT>

By:
Name:
Title:
Date:

[4]	U.S. Lenders do not have to complete.

Exhibit L-2-1	80-41097859

EXHIBIT L-3

Form of Tax Compliance Certificate (Partnership Participants)

(For Foreign Participants5 That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”).

Pursuant to the provisions of Section 2.06 (Taxes) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,

(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Credit Party within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Credit Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[5]	U.S. Lenders do not have to complete.

Exhibit L-3-1	80-41097859

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

<NAME OF PARTICIPANT>

By:
Name:
Title:
Date:

Exhibit L-3-2	80-41097859

EXHIBIT L-4

Form of Tax Compliance Certificate (Partnership Lenders)

(For Foreign Lenders6 That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit and Security Agreement, dated as of December 12, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among PALCO LVS 6 LP, a Delaware limited partnership, in its capacity as the borrower (the “Borrower”) and the program manager (the “Program Manager”), UMB BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as trustee for PAL CL TRUST 1, a New York common law trust, BANCO SANTANDER S.A., NEW YORK BRANCH, as the administrative agent (in such capacity, the “Administrative Agent”), BANCO SANTANDER S.A., NEW YORK BRANCH, as a lender (the “Initial Lender”).

Pursuant to the provisions of Section 2.06 (Taxes) of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advance(s) (as well as the Note, if any, evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Advance(s) (as well as the Note, if any, evidencing such Advance(s)), (iii) with respect to the extension of credit pursuant to this Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Credit Party within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Credit Party as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W- 8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[6]	U.S. Lenders do not have to complete.

Exhibit L-4-1	80-41097859

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

<NAME OF LENDER>

By:
Name:
Title:
Date:

Exhibit L-4-2	80-41097859